Exhibit 10.6

Execution Version

EMPLOYMENT AGREEMENT

THIS EMPLOYMENT AGREEMENT (this “Agreement”), dated November 6, 2011 (the “Effective Date”), is by and between Stemline Therapeutics, Inc., a Delaware corporation (the “Company”), and Eric Rowinsky, M.D. (“Executive”).

WHEREAS, the Company desires to employ Executive and to enter into an agreement embodying the terms of such employment, and Executive desires to accept such employment and enter into such an agreement.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein and for other good and valuable consideration, the parties agree as follows:

1.                   Term of Employment.  The Company hereby agrees to employ Executive, and Executive hereby accepts such employment with the Company, upon the terms and subject to the conditions set forth in this Agreement, for a period commencing on the Effective Date and continuing until terminated in accordance with the provisions of Section 8 hereof (the “Employment Term”).

2.                   Position.

(a)           Commencing as of the Effective Date, Executive shall serve as Executive Vice President, Chief Medical Officer and Head of Research and Development of the Company.  Executive shall report directly to the Company’s Chief Executive Officer.

(b)           Executive will devote Executive’s full business time and best efforts to the business of the Company and the performance of Executive’s duties hereunder and will not engage in any other business, profession or occupation, for compensation or otherwise, that would conflict or interfere with the rendition of such services either directly or indirectly, without the prior written consent of the Board or the Chief Executive Officer; provided that nothing herein shall preclude Executive (i) from serving on the corporate, civic or charitable boards or committees listed on Exhibit A, (ii) subject to the prior approval of the Board, from accepting appointment to serve on any board of directors or trustees of any business corporation or any charitable organization or (iii) from continuing his involvement in those consulting arrangements described on Exhibit B; provided in each case, and in the aggregate, that such activities do not conflict or materially interfere with the performance of Executive’s duties hereunder or conflict with Section 9 hereof.

3.                   Base Salary.

(a)           Commencing on the Effective Date and until the earlier of (i) the achievement of the Funding Threshold (as defined below) or (ii) the consummation of the IPO (as defined below), the Company shall pay Executive a base salary at the annual rate (as in effect from time to time, the “Base Salary”) of $250,000, payable in regular installments in accordance with the Company’s payment practices from time to time.

(b)           Upon the achievement of the Funding Threshold, Executive’s Base Salary shall thereafter be $275,000.  The “Funding Threshold” shall mean that the Company has received, after the Effective Date, total net proceeds of an aggregate of at least $25,000,000 in cash in consideration for the sale of shares of the Company’s capital stock pursuant to bona fide financing(s) in a transaction or series of transactions (excluding the IPO).

(c)           Upon the receipt by the Company, after the Effective Date, of total net proceeds of an aggregate of more than $50,000,000 in cash in consideration for the sale of shares of the Company’s capital stock pursuant to bona fide financing(s) in a transaction or series of transactions (excluding the IPO), Executive’s Base Salary shall thereafter be $295,000.

(d)           Upon the consummation of the first fully underwritten, firm commitment public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, other than on Forms S-4 or S-8 or their then equivalents, covering the offer and sale by the Company of its equity securities (the “IPO”), Executive’s Base Salary shall thereafter be as follows:

(i)            $350,000, if the Company’s average market capitalization during the thirty (30)-trading day period immediately following the consummation of the IPO (the “IPO Market Capitalization”) is less than $150,000,000;

(ii)           $375,000, if the IPO Market Capitalization is at least $150,000,000 but is less than or equal to $350,000,000;

(iii)          $400,000, if the IPO Market Capitalization exceeds $350,000,000 but is less than or equal to $700,000,000; or

(iv)          $425,000, if the IPO Market Capitalization exceeds $700,000,000.

(e)           Executive’s Base Salary for each calendar year following the calendar year in which the IPO is consummated shall be as follows:

(i)            $350,000, if the Company’s average market capitalization during the last thirty (30) trading days of the preceding calendar year (the “Prior Year Market Capitalization”) is less than $150,000,000;

(ii)           $375,000, if the Prior Year Market Capitalization is at least $150,000,000 but is less than or equal to $350,000,000;

(iii)          $400,000, if the Prior Year Market Capitalization exceeds $350,000,000 but is less than or equal to $700,000,000; or

(iv)          $425,000, if the Prior Year Market Capitalization exceeds $700,000,000;

provided, however, that Executive’s Base Salary for each calendar year following the calendar year in which the IPO is consummated shall not be reduced by more than one Base Salary tier below the Base Salary tier in effect in the immediately prior calendar year, regardless of the Prior

Year Market Capitalization (for illustrative purposes only, if Executive’s Base Salary in year three is $400,000, and the Base Salary for year four, determined by reference to the Prior Year Market Capitalization, would otherwise be reduced to $350,000, then Executive’s Base Salary in year four will instead be $375,000).

4.                   Bonuses.  Prior to and upon the IPO, Executive shall be eligible to receive cash bonuses (each, a “Financing Bonus”) in the target amounts and subject to the conditions set forth in Section 4(a).  After the IPO, Executive shall be eligible to receive cash bonuses (each, a “Cash Bonus,” and together with the Financing Bonuses, each, a “Bonus”) in the target amounts and subject to the conditions set forth in Section 4(b).  Each Cash Bonus shall be awarded by the Board in its sole discretion following Executive’s attaining one or more performance goals with respect to such Cash Bonus established by the Company’s senior management in its sole discretion, the attainment of such performance goals to be determined by the Board in its sole discretion.

(a)           Financing Bonuses Before and Upon the IPO.

(i)            Commencing on the Effective Date, for each one (1)-year period thereafter during which the Company does not consummate the IPO (each, an “Effective Date Anniversary Period”), Executive shall be eligible to receive a Financing Bonus of $75,000.  Such Financing Bonus(es) shall accrue and be paid within sixty (60) days following the achievement of the Funding Threshold or the consummation of the IPO, whichever occurs earlier, provided Executive is then employed by the Company.

(ii)           If the IPO is consummated during the Effective Date Anniversary Period commencing on the Effective Date and ending before the one (1)-year anniversary of the Effective Date, Executive shall be eligible to receive a Financing Bonus of $100,000, which shall be paid after the conclusion of the calendar year in which the IPO is consummated, provided Executive is employed by the Company at the conclusion of such calendar year.

(iii)          If the IPO is consummated during the Effective Date Anniversary Period commencing on the one (1)-year anniversary of the Effective Date and ending before the two (2)-year anniversary of the Effective Date, Executive shall be eligible to receive a Financing Bonus of $150,000, which shall be paid after the conclusion of the calendar year in which the IPO is consummated, provided Executive is employed by the Company at the conclusion of such calendar year.

(iv)          If the IPO is consummated during the Effective Date Anniversary Period commencing on the two (2)-year anniversary of the Effective Date and ending before the three (3)-year anniversary of the Effective Date, or during any Effective Date Anniversary Period thereafter (each such period to commence on the annual anniversary of the Effective Date), Executive shall be eligible to receive a Financing Bonus of $200,000, which shall be paid after the conclusion of the calendar year in which the IPO is consummated, provided Executive is employed by the Company at the conclusion of such calendar year.

(b)           Cash Bonuses After the IPO.  Following the consummation of the IPO, Executive shall be eligible to receive a Cash Bonus on an annual basis as follows, provided he is employed by the Company at the conclusion of the calendar year in which such Cash Bonus was earned, which Cash Bonus, if awarded by the Board, shall be paid after the conclusion of the calendar year in which such Cash Bonus was earned:

(i)            $105,000, if the Company’s average market capitalization during the last thirty (30) trading days of the calendar year in which such Cash Bonus was earned (the “Cash Bonus Market Capitalization”) is less than $150,000,000 (such amount equal to 30% of the Base Salary payable at such Cash Bonus Market Capitalization);

(ii)           $131,250, if the Cash Bonus Market Capitalization is at least $150,000,000 but is less than or equal to $350,000,000 (such amount equal to 35% of the Base Salary payable at such Cash Bonus Market Capitalization);

(iii)          $140,000, if the Cash Bonus Market Capitalization exceeds $350,000,000 but is less than or equal to $700,000,000 (such amount equal to 35% of the Base Salary payable at such Cash Bonus Market Capitalization); or

(iv)          $148,750, if the Cash Bonus Market Capitalization exceeds $700,000,000 (such amount equal to 35% of the Base Salary payable at such Cash Bonus Market Capitalization).

If Executive is awarded a Cash Bonus in the calendar year in which the Company consummates the IPO, Executive shall be entitled to a pro-rata portion of such Cash Bonus (determined by multiplying the amount of such Cash Bonus that would be due for such calendar year by a fraction, the numerator of which is the number of days between the consummation of the IPO and the end of such calendar year and the denominator of which is 365).

5.                   Equity.

(a)           On the Effective Date, or as soon as practicable thereafter, subject to Board approval, Executive shall be granted a stock option to purchase that number of shares of the Company’s common stock (“Common Stock”) equal to 1.5% of the Company’s issued and outstanding capital stock (as calculated on the Effective Date) at the current fair market value of the Common Stock in accordance with the terms and conditions set forth in the form of Incentive Stock Option Agreement attached hereto as Exhibit C and the Company’s Amended and Restated 2004 Employee, Director and Consultant Stock Plan (the “Plan”).

(b)           On the Effective Date, or as soon as practicable thereafter, subject to Board approval, Executive shall be granted an additional stock option to purchase that number of shares of Common Stock equal to 0.40% of the Company’s issued and outstanding capital stock (as calculated on the Effective Date) at the current fair market value of the Common Stock in accordance with the terms and conditions set forth in the form of Incentive Stock Option Agreement attached hereto as Exhibit D and the Plan (the “Anti-Dilution Option”).

(i)            Exercise Triggers.  The Anti-Dilution Option shall only become exercisable, to the extent Executive is then employed by the Company, as follows:

(A)          upon (x) the closing of a sale of shares that occurs after the Effective Date but before the consummation of the IPO and for an aggregate amount of proceeds of up to but not exceeding the Funding Threshold (a “Private Financing”) or (y) the consummation of the IPO; and

(B)          upon the satisfaction of the time-based and event-based vesting conditions set forth in Exhibit D; and

(C)          if after giving effect to such Private Financing or IPO Executive would hold an amount of Common Stock and/or stock options to purchase Common Stock that, in the aggregate, is less than 1.25% of the Company’s issued and outstanding capital stock, as calculated after giving effect to such Private Financing or IPO (such percentage of shares of capital stock, the “Minimum Equity Holdings Amount”).

(ii)           Shares Eligible for Exercise under Anti-Dilution Option.

(A)          The number of shares that shall be eligible for exercise pursuant to Section 5(b)(i) under the Anti-Dilution Option upon each Private Financing shall equal that number of shares that is necessary to result in the amount of Common Stock and/or stock options to purchase Common Stock held by Executive, in the aggregate, equaling the Minimum Equity Holdings Amount.  For the avoidance of doubt, if the proceeds in any Private Financing exceed the Funding Threshold (such excess proceeds over the Funding Threshold, the “Excess Proceeds”), then the calculation of the Minimum Equity Holdings Amount with respect to such Private Financing and each Private Financing thereafter shall exclude from the Company’s issued and outstanding capital stock the number of shares of capital stock issued in consideration for the Excess Proceeds.

(B)          The number of shares that shall be eligible for exercise pursuant to Section 5(b)(i) under the Anti-Dilution Option upon the IPO shall equal that number of shares that is necessary to result in the amount of Common Stock and/or stock options to purchase Common Stock held by Executive, in the aggregate, equaling the Minimum Equity Holdings Amount.

(c)           If the Anti-Dilution Option becomes exercisable pursuant to Section 5(b) and Executive then holds an amount of Common Stock and/or stock options to purchase Common Stock that, in the aggregate, is less than the Minimum Equity Holdings Amount, then Executive shall be granted an additional stock option (in the form of an incentive stock option, to the extent permissible) (each, an “Additional Anti-Dilution Option”) to purchase that number of shares of Common Stock, in the case of a Private Financing, at the per-share price of such financing, and in the case of the IPO, at the per-share public offering price of the IPO, such that, after giving effect to the grant of such Additional Anti-Dilution Option, Executive shall hold an amount of Common Stock and/or stock options to purchase Common Stock, in the aggregate, equaling the Minimum Equity Holdings Amount.  Each Additional Anti-Dilution Option shall be deemed to have commenced vesting as of the Effective Date and shall be subject to the vesting schedule set forth in Exhibit C and the terms and conditions set forth therein and in the Plan.

(d)           The Board will consider the approval of additional grants of stock options to Executive in amounts and subject to such terms and conditions as the Board may determine in its sole discretion.

6.                   Employee Benefits; Vacation.

(a)           During Executive’s employment hereunder, Executive shall be entitled to participate in the Company’s health, life and disability insurance and fringe employee benefit programs as in effect from time to time (collectively “Employee Benefits”), on the same basis as those benefits are generally made available to other senior executives of the Company.

(b)           Executive shall be entitled to four (4) weeks of paid vacation per calendar year, to be taken at a time mutually agreeable to the Company and Executive.  One (1) week of Executive’s unused vacation time for a calendar year may be carried over to the following calendar year.

7.                   Business Expenses; Commuting Allowance.

(a)           During Executive’s employment hereunder, the Company shall reimburse Executive for all reasonable and properly documented business expenses he incurs in the performance of his duties hereunder in accordance with Company policies.

(b)           Executive shall accrue an annual allowance of $15,000 (which amount shall be pro-rated for periods of less than one (1) year) for Executive’s commuting expenses (the “Commuting Allowance”) until the earlier of the achievement of the Funding Threshold or the consummation of the IPO, at which point the Company shall pay Executive the accrued annual Commuting Allowance(s) in a lump sum payment, provided that the Funding Threshold is achieved or the IPO is consummated no later than the fourth (4th) anniversary of the Effective Date.  Following the earlier of the achievement of the Funding Threshold or the consummation of the IPO, the Company shall pay Executive the Commuting Allowance on a current basis, payable monthly.

(c)           The Company shall reimburse Executive for AACR annual membership fees, beginning in 2012, ASCO annual membership fees, beginning in 2013, and all reasonable and properly documented expenses he incurs in attending a reasonable number of relevant conferences, which conferences shall be reasonably determined by Executive based on the Company’s strategic objectives.

(d)           The Company shall reimburse Executive for properly documented smartphone expenses incurred during Executive’s employment, up to $110.00 monthly.  Following the earlier of the achievement of the Funding Threshold or the IPO, the Company shall also reimburse Executive for properly documented remote network card expenses.

(e)           All expenses or other reimbursements under this Agreement shall be made on or prior to the last day of the taxable year following the taxable year in which such expenses were incurred by Executive (provided that if any such reimbursements constitute taxable income to Executive, such reimbursements shall be paid no later than March 15th of the calendar year following the calendar year in which the expenses to be reimbursed were incurred).

8.                   Termination.  Notwithstanding any other provision of this Agreement, the provisions of this Section 8 shall exclusively govern Executive’s rights upon termination of employment with the Company.

(a)           By the Company For Cause or by Executive Without Good Reason.

(i)            Executive’s employment hereunder may be terminated (A) immediately by the Company for Cause (as defined below) or (B) upon sixty (60) days’ prior written notice by Executive without Good Reason (as defined below).

(ii)           For purposes of this Agreement, “Cause” shall mean:

(A)          Executive’s willful and continued failure to substantially perform his lawful duties with the Company or to follow the reasonable instructions of the Chief Executive Officer or the Board (other than any such failure resulting from incapacity due to physical or mental illness), which is not cured by Executive within thirty (30) days after a written demand for substantial performance is delivered to Executive by the Chief Executive Officer or the Board, such written demand specifically identifying the nature of such failure, or, if cured, recurs within one hundred eighty (180) business days;

(B)           a material breach by Executive of this Agreement (other than as described in (A) immediately above);

(C)           a material breach by Executive of any confidentiality, non-competition, non-solicitation or non-disparagement agreement of the Company to which he is a party, including without limitation Sections 9 and 10 hereof;

(D)          Executive’s willful misconduct, fraud, insubordination, acts of dishonesty or conflict of interest relating to the Company or any of its affiliates;

(E)           Executive’s (1) commission of any misdemeanor which has a material impact on the affairs, business or reputation of the Company or any of its affiliates or (2) indictment for, or conviction of, a crime constituting a felony under the laws of the United States or any state thereof or any crime involving moral turpitude; or

(F)           Executive’s misappropriation of Company assets.

(iii)          For purposes of this Agreement, “Good Reason” shall mean the occurrence of any of the following events, without the express written consent of Executive, unless such events are fully corrected in all material respects by the Company within thirty (30) days following written notification by Executive to the Company of the occurrence of one of the following events: (A) any material and continuing diminution in Executive’s authority or responsibilities from those described in Section 2 hereof, provided that if the Company and Executive reasonably agree to retain a third party to serve as Chief Medical Officer (or a substantially similar role or title) and transition Executive’s duties as Chief Medical Officer to such third party, such transition may occur and shall not constitute Good Reason, (B) the Company moves Executive’s place of employment to a location outside of the New York metropolitan area or (C) the Company breaches a material provision of this Agreement.  Executive shall provide the Company with a written notice detailing the specific circumstances alleged to constitute Good Reason within sixty (60) days after the first occurrence of such circumstances, and actually terminate employment within thirty (30) days following the expiration of the Company’s thirty (30)-day period described above.  Otherwise, any claim of such circumstances as “Good Reason” shall be deemed irrevocably waived by Executive.  Notwithstanding the foregoing, it shall not be Good Reason if following a Change in Control, the Company moves Executive’s place of employment to a location outside of the New York metropolitan area.

(iv)          If Executive’s employment is terminated by the Company for Cause or if Executive resigns without Good Reason, Executive shall be entitled to receive (A) the Base Salary through the date of termination or resignation, (B) reimbursement, following submission by Executive to the Company of appropriate supporting documentation, for any unreimbursed business expenses that are subject to reimbursement pursuant to Section 7(a) and properly incurred by Executive in accordance with the Company’s policies prior to the date of termination or resignation, provided claims for such reimbursement (accompanied by appropriate supporting documentation) are submitted to the Company within forty-five (45) days following the date of termination or resignation, and (C) the Commuting Allowance (to the extent payable but unpaid) pro-rated through the date of termination or resignation (provided that if Executive’s employment is terminated before the Funding Threshold is achieved or the IPO is consummated, any accrued but unpaid Commuting Allowance shall be paid upon the first to occur of the achievement of the Funding Threshold or the consummation of the IPO, provided that the Funding Threshold is achieved or the IPO is consummated no later than the fourth (4th) anniversary of the Effective Date) (the amounts described in clauses (A), (B) and (C) hereof being referred to as the “Accrued Rights”).  Except to the extent set forth in this Section 8(a) or required by the terms of the employee benefit programs described in Section 6(a) or under applicable law, following such termination or resignation, Executive shall have no further right under this Agreement or otherwise to receive any other compensation or benefits or to participate in any other plan, program or arrangement of the Company after the date of termination or resignation.

(b)           Disability or Death.

(i)            Executive’s employment hereunder shall terminate immediately upon Executive’s death and may be terminated by the Company upon Executive’s Disability.  “Disability” shall mean Executive’s physical or mental illness, injury or infirmity which is reasonably likely to prevent and/or prevents Executive from performing his essential job functions for a period of (A) ninety (90) consecutive calendar days or (B) an aggregate of one hundred twenty (120) calendar days out of any consecutive twelve (12)-month period.  The determination that Executive is Disabled shall be resolved by a physician reasonably satisfactory to Executive and the Company, at the Company’s expense, and the determination of such physician shall be final and binding upon both Executive and the Company.

(ii)           Upon termination of Executive’s employment hereunder for either Disability or death, Executive or Executive’s estate (as the case may be) shall be entitled to receive the Accrued Rights, the Prior Period’s Bonus(es) (as defined in Section 8(c)(ii)(B)) to the extent not theretofore paid, the Pro-Rata Financing Bonuses (as defined in Section 8(c)(ii)(C)), the Pro-Rata Cash Bonus (as defined in Section 8(c)(ii)(D)) and any disability benefits that are provided under the terms of any employee benefit programs described in Section 6(a).  Following Executive’s termination of employment due to Disability or death, except as set forth in this Section 8(b), Executive shall have no further rights to any compensation or any other benefits under this Agreement.

(c)           By the Company Without Cause or by Executive For Good Reason.

(i)            Executive’s employment may be terminated (A) immediately upon written notice by the Company to Executive of an involuntary termination without Cause (other than for death or Disability) or (B) by Executive for Good Reason in accordance with Section 8(a)(iii).

(ii)           If Executive’s employment is terminated by the Company without Cause (other than for death or Disability) or by Executive for Good Reason, Executive shall be entitled to receive:

(A)          the Accrued Rights;

(B)           all or the portion, as applicable, of any Bonus that has been earned with respect to an event that has occurred or is payable for a period that has ended (and, in the case of a Cash Bonus, that has been awarded by the Board) prior to Executive’s termination (“Prior Period’s Bonus(es)”) to the extent not theretofore paid;

(C)           Pro-Rata Financing Bonuses.

(1)           before the consummation of the IPO, if the Funding Threshold has been achieved prior to Executive’s termination, an amount equal to (a) $75,000 multiplied by (b) a fraction, (i) the numerator of which is the number of days during Executive’s final Effective Date Anniversary Period prior to Executive’s termination and (ii) the denominator of which is 365 (the “Pro-Rata Annual Financing Bonus”);

(2)           if the IPO has been consummated during Executive’s final Effective Date Anniversary Period, a pro-rata portion of the Financing Bonus payable pursuant to Sections 4(a)(ii)-(iv) (determined by multiplying (a) the applicable Bonus amount under Section 4(a)(ii), Section 4(a)(iii) or Section 4(a)(iv) by (b) a fraction, (i) the numerator of which is the number of days during Executive’s final Effective Date Anniversary Period prior to Executive’s termination and (ii) the denominator of which is 365) (the “Pro-Rata IPO Financing Bonus, and together with the Pro-Rata Annual Financing Bonus, the “Pro-Rata Financing Bonuses”);

in each case, payable at the same time cash bonuses for the calendar year in which Executive’s termination of employment occurs are paid to other senior executives of the Company;

(D)          a pro-rata portion of any Cash Bonus for which Executive would have been eligible in respect of the calendar year in which Executive’s employment is terminated (determined by multiplying (1) the Cash Bonus amount for which Executive would have been eligible for such calendar year pursuant to Section 4(b) (determined, for purposes of this calculation, by reference to the Company’s average market capitalization during the thirty (30) trading days immediately preceding the termination of Executive’s employment rather than by the Cash Bonus Market Capitalization) by (2) a fraction, (x) the numerator of which is the number of days during such calendar year that Executive is employed by the Company and (y) the denominator of which is 365) payable at the same time cash bonuses for the calendar year in which Executive’s termination of employment occurs are paid to other senior executives of the Company (the “Pro-Rata Cash Bonus”);

(E)           subject to Executive’s continued compliance with the provisions of Sections 9 and 10 hereof, continued payment of the Base Salary then in effect for the applicable period set forth below (the “Severance Period”), payable in accordance with the Company’s ordinary payroll schedule:

(1)           twelve (12) months, if the Company has (x) achieved the Funding Threshold prior to the termination of Executive’s employment or (y) consummated the IPO prior to the termination of Executive’s employment but the conditions in Sections 8(c)(ii)(E)(2) or (3) are not satisfied;

(2)           eighteen (18) months, if (x) the Company has consummated the IPO prior to the termination of Executive’s employment and (y) Executive’s employment terminates more than eighteen (18) months after the Effective Date and (z) the Company’s average market capitalization during the thirty (30)-trading day period immediately following the termination of Executive’s employment exceeds $500,000,000; or

(3)           twenty-four (24) months, if (x) the Company has consummated the IPO prior to the termination of Executive’s employment and (y) Executive’s employment terminates more than twenty-four (24) months after the Effective Date and (z) the Company’s average market capitalization during the thirty (30)-trading day period immediately following the termination of Executive’s employment exceeds $750,000,000; and

(F)           continued group medical coverage during the Severance Period (but not to exceed eighteen (18) months after Executive’s employment terminates), upon the same terms and conditions as are in effect immediately prior to

Executive’s termination; provided that such continued group medical coverage shall cease upon Executive’s becoming employed by another employer and eligible for medical coverage with such other employer.

(iii)          Any and all amounts payable and benefits or additional rights provided pursuant to this Agreement beyond the Accrued Rights shall only be payable if Executive delivers to the Company and does not revoke a general release of claims in favor of the Company in substantially the form attached as Exhibit E hereto.  Such release must be executed and delivered (and no longer subject to revocation, if applicable) within sixty (60) days following Executive’s date of termination of employment.  Notwithstanding anything to the contrary set forth herein, to the extent that the payment of any amount described in this Section 8 constitutes “nonqualified deferred compensation” for purposes of Code Section 409A (as defined in Section 11(h) hereof), any such payment scheduled to occur during the first sixty (60) days following the termination of employment shall not be paid until the first regularly scheduled pay period following the sixtieth (60th) day following such termination and shall include payment of any amount that was otherwise scheduled to be paid prior thereto.

(iv)          Following Executive’s termination of employment by the Company without Cause (other than for death or Disability) or by Executive’s resignation for Good Reason, except as set forth in this Section 8(c), Executive shall have no further rights to any compensation or any other benefits under this Agreement, and the payments and benefits provided in this Section 8(c) shall be in lieu of any termination or severance payments or benefits for which Executive may be eligible under any of the plans, policies or programs of the Company or under the Worker Adjustment Retraining Notification Act of 1988 or any similar state statute or regulation.

(d)           Termination Following a Change in Control.

(i)            If a Change in Control (as defined in Section 409A of the Internal Revenue Code) (a “Change in Control”) occurs during the Employment Term, and Executive’s employment is terminated by the Company without Cause (and other than as a result of Executive’s Disability or death) or by Executive for Good Reason in accordance with Section 8(a)(iii) at any time within twelve (12) months following such Change in Control, Executive shall receive:

(A)          the Accrued Rights;

(B)           the Prior Period’s Bonus(es) to the extent not theretofore paid;

(C)           the Pro-Rata Financing Bonuses;

(D)          the Pro-Rata Cash Bonus;

(E)           subject to Executive’s continued compliance with the provisions of Section 9 (to the extent in effect, as determined under Section 9(c)) and Section 10 hereof, continued payment of the Base Salary then in effect for the applicable period set forth below (the “Change in Control Severance Period”), payable in accordance with the Company’s ordinary payroll schedule:

(1)           twelve (12) months, if (x) the Change in Control occurs before the consummation of the IPO or (y) the Change in Control occurs after the consummation of the IPO and the Company’s average market capitalization during the thirty (30)-trading day period immediately preceding the public announcement of the Change in Control transaction (the “Pre-Transaction Market Capitalization”) is less than $100,000,000;

(2)           eighteen (18) months, if (x) the Change in Control occurs after the consummation of the IPO and (y) the Pre-Transaction Market Capitalization is at least $100,000,000 but less than $200,000,000; or

(3)           twenty-four (24) months, if (x) the Change in Control occurs after the consummation of the IPO and (y) the Pre-Transaction Market Capitalization equals or exceeds $200,000,000; and

(F)           continued group medical coverage during the Change in Control Severance Period (but not to exceed eighteen (18) months after Executive’s employment terminates), upon the same terms and conditions as are in effect immediately prior to Executive’s termination; provided that such continued group medical coverage shall cease upon Executive’s becoming employed by another employer and eligible for medical coverage with such other employer.

(e)           Notice of Termination.  Any purported termination of employment by the Company or by Executive (other than due to Executive’s death) shall be communicated by a Notice of Termination to the other party hereto in accordance with Section 11(j) hereof.  For purposes of this Agreement, a “Notice of Termination” shall mean a written notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of employment under the provision so indicated.

9.                   Non-Solicitation; Non-Competition.

(a)           Executive acknowledges and recognizes the highly competitive nature of the business of the Company and its affiliates and accordingly agrees as follows:

(i)            During Executive’s employment with the Company and for one (1) year following the termination of Executive’s employment for any reason (the “Restricted Period”), Executive will not, whether on Executive’s own behalf or on behalf of or in conjunction with any person, firm, partnership, joint venture, association, corporation or other business organization, entity or enterprise whatsoever (“Person”), directly or indirectly, induce or attempt to induce any customer, supplier, partner, licensee, investor or other business relation of the Company or any of its affiliates to cease doing business with the Company or to otherwise limit or reduce its ongoing business relationship with the Company.

(ii)           During the Restricted Period, Executive will not, whether on Executive’s own behalf or on behalf of or in conjunction with any Person, directly or indirectly:

(A)          solicit or encourage any employee or consultant of the Company or its affiliates to leave the employment of, or cease providing services to, the Company or its affiliates, or induce or attempt to induce any such employee or consultant to engage in any activity in which Executive is prohibited to engage by Section 9(a)(iii);

(B)          in any way interfere or attempt to interfere with the relationship between the Company or any of its affiliates, on the one hand, and any such employee or consultant, on the other hand; or

(C)          hire any such employee who was employed by the Company or its affiliates as of the date of Executive’s termination of employment with the Company or who left the employment of the Company or its affiliates coincident with, or within twelve (12) months prior to or after, the termination of Executive’s employment with the Company.

(iii)          During the Restricted Period, Executive will not, directly or indirectly:

(A)          enter the employ of, or render any services to, any Competitive Business (as defined below);

(B)          acquire a financial interest in, or otherwise become directly or indirectly (as an individual, partner, shareholder, officer, director, principal, agent, trustee or consultant) actively involved with, any Competitive Business;

(C)          enter the employ of, or render any services to, either OncoMed Pharmaceuticals, Inc. or VeriStem Technologies or their respective Affiliates or Commercial Parties; or

(D)          interfere with, or attempt to interfere with, business relationships (whether formed before, on or after the date of this Agreement) between the Company or any of its affiliates and customers, suppliers, partners, licensees, investors or other business relations of the Company or its affiliates.

As used herein, a “Competitive Business” shall be any Person engaged, directly or indirectly, including through any predecessors, successors, divisions, affiliates, licensees, collaboration partners or other counterparties (collectively, its “Affiliates or Commercial Parties”) in research on or development, manufacturing, marketing and/or sale of a pharmaceutical product, whether diagnostic or therapeutic (a “Product”), that:

(i)            as of the date of termination of Executive’s employment, such Person (a) has advanced into a Pivotal Clinical Trial, (b) has developed or commercialized beyond a Pivotal Clinical Trial or (c) intends in good faith to advance into, or develop or commercialize beyond, a Pivotal Clinical Trial within one hundred eighty (180) days thereafter; and

(ii)           is used or intended for use in any Indication (as defined below) in respect of which the Company, directly or indirectly, including through any of its Affiliates or Commercial Parties, as of the date of termination of Executive’s employment, is engaged in research on or development, manufacturing, marketing and/or sale of a Product that the Company (a) has advanced into a Pivotal Clinical Trial, (b) has developed or commercialized beyond a Pivotal Clinical Trial or (c) intends in good faith to advance into, or develop or commercialize beyond, a Pivotal Clinical Trial within one hundred eighty (180) days thereafter.

As used herein:

(A)          a “Pivotal Clinical Trial” shall mean a human clinical trial that is designed to be submitted to an applicable regulatory agency in support of marketing approval if such trial is successful, and whether such trial is designated Phase II or Phase III (or otherwise); and

(B)          an “Indication” shall mean a disease and the specific subset of patients that suffer from such disease that are targeted by a Product.

For illustrative purposes, because the Company is advancing into a Pivotal Clinical Trial a third-line treatment for acute myeloid leukemia (AML), a Person that has advanced into a Pivotal Clinical Trial a Product for the same Indication would be a Competitive Business hereunder, but a Person that has advanced into a Pivotal Clinical Trial a first- or second-line treatment for AML would not be a Competitive Business hereunder.

(iv)          Notwithstanding anything to the contrary in this Agreement, Executive may, directly or indirectly, own, solely as an investment, securities of any Person engaged in the business of the Company or its affiliates which are publicly traded on a national or regional stock exchange or on the over-the-counter market if Executive (A) is not a controlling person of, or a member of a group which controls, such Person and (B) does not, directly or indirectly, own five percent (5%) or more of any class of securities of such Person.

(b)           It is expressly understood and agreed that although Executive and the Company consider the restrictions contained in this Section 9 to be reasonable, if a final judicial determination is made by a court of competent jurisdiction that the time or territory or any other restriction contained in this Agreement is an unenforceable restriction against Executive, the provisions of this Agreement shall not be rendered void but shall be deemed amended to apply as to such maximum time and territory and to such maximum extent as such court may judicially determine or indicate to be enforceable.  Alternatively, if any court of competent jurisdiction finds that any restriction contained in this Agreement is unenforceable, and such restriction cannot be amended so as to make it enforceable, such finding shall not affect the enforceability of any of the other restrictions contained herein.

(c)           The provisions of this Section 9 shall survive the termination of this Agreement and Executive’s employment for any reason; provided, however, that the provisions of this Section 9 shall terminate upon a termination of Executive’s employment by the Company without Cause or by Executive for Good Reason, in each case which occurs before the earlier of the achievement of the Funding Threshold or the consummation of the IPO.

10.                Confidentiality; Intellectual Property; Non-Disparagement.

(a)           Confidentiality.

(i)            Executive understands that the Company continually obtains and develops valuable Confidential Information and Biological Materials (each as defined in Section 10(a)(iv)) which may become known to him or to which he may have access in connection with his employment.  Executive acknowledges that all Confidential Information and Biological Materials are and shall remain the exclusive property of the Company or the third party providing such information or materials to the Company or Executive.  Executive agrees that he shall not during the Employment Term, or thereafter, publish, intentionally disclose, or otherwise intentionally make available to any third party, other than to officers, directors, and employees of the Company, any Confidential Information or Biological Materials except as expressly authorized in writing by the Company (and except to the extent required to be disclosed by a governmental authority or by order of a court of competent jurisdiction, provided that such disclosure is subject to all applicable governmental or judicial protection available for like material and Executive notifies the Company promptly of such requirement prior to such disclosure so that the Company may seek a protective order or other appropriate remedy concerning such disclosure, and Executive shall cooperate with the Company in connection therewith).  Executive agrees that he shall use such Confidential Information and Biological Materials only in the performance of his duties to the Company and in accordance with any Company policies with respect to the protection of Confidential Information and Biological Materials.  Executive further agrees that he shall not use such Confidential Information or Biological Materials for his own benefit or the benefit of any third party.  Executive agrees to exercise all reasonable precautions to protect the integrity and confidentiality of Confidential Information and Biological Materials in his possession and to remove any materials containing any Confidential Information or Biological Materials from the Company’s premises only to the extent necessary to his employment.

(ii)           Except as required by law, Executive will not disclose to anyone, other than Executive’s immediate family and legal or financial advisors, the existence or contents of this Agreement; provided that Executive may disclose to any prospective future employer the provisions of Sections 9 and 10 of this Agreement provided they agree to maintain the confidentiality of such terms.

(iii)          Upon termination of Executive’s employment with the Company for any reason, or at any time upon the Company’s request, Executive shall (A) cease and not thereafter commence use of any Confidential Information, Biological Materials or intellectual property (including without limitation, any patent, invention, copyright, trade secret, trademark, trade name, logo, domain name or other source indicator) owned or used by the Company or its subsidiaries; (B) immediately return to the Company all Company property and destroy, delete, or return to the Company, at the Company’s option, all originals and copies in any form or medium (including memoranda, books, papers, plans, computer files, letters and other data) in Executive’s possession or control (including any of the foregoing stored or located in Executive’s office, home, laptop or other computer, whether or not Company property) that contain Confidential Information or otherwise relate to the business of the Company or its subsidiaries, except that Executive may retain only those portions of any personal notes, notebooks and diaries that do not contain any Confidential Information; and (C) notify and fully cooperate with the Company regarding the delivery or destruction of any other Confidential Information or Biological Materials of which Executive is or becomes aware and promptly return any other Company property in Executive’s possession.

(iv)          As used in this Agreement:

(A)          “Confidential Information” shall mean information of a non-public, proprietary or confidential nature concerning the business, activities, operations, business relationships, financial affairs and scientific and technical research and know-how of the Company and its subsidiaries, including, without limitation, inventions or discoveries owned or controlled by the Company, research and development activities of the Company, ideas, developments, concepts, trade secrets, technical data, products, processes, methods, techniques, formulas, compositions, compounds, projects, product and marketing plans, research data, shop practices, clinical data, financial data, personnel data, computer programs, customer and supplier lists, and contacts at or knowledge of customers or prospective customers of the Company.  Confidential Information shall not include information which (1) is or becomes generally known within the Company’s industry through no violation of this Agreement by Executive or (2) is lawfully and in good faith made available to Executive by a third party who did not derive it from the Company and who imposes no obligation of confidence on Executive.

(B)          “Biological Materials” shall mean all chemical or biological materials of any kind, including, without limitation, any and all reagents, substances, chemical compounds, proteins or derivatives thereof, sub-cellular constituents, cells or cell lines, tissue samples, organisms and progeny, mutants, derivatives or replications thereof or therefrom.

(b)           Intellectual Property.

(i)            If Executive has created, invented, designed, developed, contributed to or improved any works of authorship, inventions, intellectual property, materials, documents or other work product (including without limitation, research, reports, software, databases, systems, applications, presentations, textual works, content, or audiovisual materials) (“Works”), either alone or with third parties, prior to Executive’s employment by the Company, that are relevant to or implicated by such employment (“Prior Works”), Executive hereby grants the Company a perpetual, non-exclusive, royalty-free, worldwide, assignable, sublicensable license under all rights and intellectual property rights (including rights under patent, industrial property, copyright, trademark, trade secret, unfair competition and related laws) therein for all purposes in connection with the Company’s current and future business.  A list of all such material Works as of the Effective Date is attached hereto as Exhibit F.

(ii)           If Executive creates, invents, designs, develops, contributes to or improves any Works, either alone or with third parties, at any time during Executive’s employment by the Company (“Company Works”), Executive shall promptly and fully disclose such works to the Company and hereby irrevocably assigns, transfers and conveys, to the maximum extent permitted by applicable law, all rights and intellectual property rights therein (including rights under patent, industrial property, copyright, trademark, trade secret, unfair competition and related laws) to the Company to the extent ownership of any such rights does not vest originally in the Company.

(iii)          Executive agrees to keep and maintain adequate and current written records (in the form of notes, sketches, drawings, and any other form or media requested by the Company) of all Company Works.  The records will be available to and remain the sole property and intellectual property of the Company at all times.

(iv)          Executive shall take all requested actions and execute all requested documents (including any licenses or assignments required by a government contract), at the Company’s expense (but without further remuneration), to assist the Company in validating, maintaining, protecting, enforcing, perfecting, recording, patenting or registering any of the Company’s rights in the Prior Works and Company Works.  If the Company is unable for any other reason to secure Executive’s signature on any document for this purpose, then Executive hereby irrevocably designates and appoints the Company and its duly authorized officers and agents as Executive’s agent and attorney-in-fact, to act for and on Executive’s behalf to execute any documents and to do all other lawfully permitted acts in connection with the foregoing.

(v)           Executive shall not improperly use for the benefit of, bring to any premises of, divulge, disclose, communicate, reveal, transfer or provide access to, or share with the Company any confidential, proprietary or non-public information or intellectual property relating to a former employer or other third party without the prior written permission of such third party.  Executive hereby indemnifies, holds harmless and agrees to defend the Company and its officers, directors, partners, employees, agents and representatives from any breach of the foregoing covenant.  Executive shall comply with all relevant policies and guidelines of the Company, including regarding the protection of Confidential Information and intellectual property and potential conflicts of interest.  Executive acknowledges that the Company may amend any such policies and guidelines from time to time, and that Executive remains at all times bound by their most current version.

(c)           Non-Disparagement.  Executive shall not at any time (whether during or after the Employment Term) make, or otherwise cause or permit to be made, any public statements, communications or disclosures (whether written or oral) (i) that disparage, or might reasonably be perceived to be designed or intended to have a negative impact or adverse effect on, the Company, its business, services, products or its affiliates or its or their current, former or future directors or executive officers (in their capacity as such), or (ii) with respect to any current or former director or executive officer or shareholder of the Company or its affiliates (in their capacity as such).  The foregoing shall not be violated by truthful statements in response to legal process, required governmental testimony or filings, or administrative or arbitral proceedings (including, without limitation, depositions in connection with such proceedings).

(d)           The provisions of this Section 10 shall survive the termination of Executive’s employment for any reason.

11.                Miscellaneous.

(a)           Governing Law.  This Agreement shall be governed by, construed and interpreted in all respects, in accordance with the laws of the State of New York, without regard to conflicts of laws principles thereof.

(b)           Entire Agreement; Amendments.  This Agreement contains the entire understanding of the parties with respect to the employment of Executive by the Company and supersedes all prior or contemporaneous understandings and agreements, whether written or oral, including without limitation the Confidentiality Agreement between the Company and Executive, dated as of July 27, 2011 (the “Confidentiality Agreement”), provided, however, that all Confidential Information (as defined in the Confidentiality Agreement) disclosed to Executive pursuant to the Confidentiality Agreement shall, as of the Effective Date, be subject to this Agreement.  There are no restrictions, agreements, promises, warranties, covenants or undertakings between the parties with respect to the subject matter herein other than those expressly set forth herein.  This Agreement may not be altered, modified, or amended except by written instrument signed by the parties hereto.

(c)           No Waiver.  The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver of such party’s rights or deprive such party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

(d)           Severability.  In the event that any one or more of the provisions of this Agreement shall be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions of this Agreement shall not be affected thereby.

(e)           Assignment.  Neither this Agreement nor any of Executive’s rights and duties hereunder shall be assignable or delegable by Executive.  Any purported assignment or delegation by Executive in violation of the foregoing shall be null and void ab initio and of no force and effect.  This Agreement may be assigned by the Company to a Person or entity which is an affiliate or a successor in interest to substantially all of the business operations of the Company.  Upon such assignment, the rights and obligations of the Company hereunder shall become the rights and obligations of such affiliate or successor Person or entity.

(f)            Set Off.  The Company’s obligation to pay Executive the amounts provided and to make the arrangements provided hereunder shall be subject to set-off, counterclaim or recoupment of amounts that Executive has an outstanding obligation to repay to the Company or its affiliates as of the date of termination of employment, subject to Section 11(h) hereof.

(g)           Dispute Resolution.  Each of the parties agrees that any dispute between the parties shall be resolved only in the courts of the State of New York or the United States District Court for the Southern District of New York and the appellate courts having jurisdiction of appeals in such courts.  In that context, and without limiting the generality of the foregoing, each of the parties hereto irrevocably and unconditionally (i) submits in any proceeding relating to this Agreement or Executive’s employment by the Company or any of its affiliates, or for the recognition and enforcement of any judgment in respect thereof (a “Proceeding”), to the exclusive jurisdiction of the courts of the State of New York, the court of the United States of America for the Southern District of New York, and appellate courts having jurisdiction of appeals from any of the foregoing, and agrees that all claims in respect of any such Proceeding shall be heard and determined in such New York State court or, to the extent permitted by law, in such federal court, (ii) consents that any such Proceeding may and shall be brought in such courts and waives any objection that Executive or the Company may now or thereafter have to the venue or jurisdiction of any such Proceeding in any such court or that such Proceeding was brought in an inconvenient court and agrees not to plead or claim the same, (iii) waives all right to trial by jury in any Proceeding (whether based on contract, tort or otherwise) arising out of or relating to this Agreement or Executive’s employment by the Company or any of its affiliates, or Executive’s or the Company’s performance under, or the enforcement of, this Agreement, (iv) agrees that service of process in any such Proceeding may be effected by mailing a copy of such process by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party at Executive’s or the Company’s address as provided in Section 11(j) hereof, and (v) agrees that nothing in this Agreement shall affect the right to effect service of process in any other manner permitted by the laws of the State of New York.

(h)           Compliance with Code Section 409A.

(i)            The intent of the parties is that payments and benefits under this Agreement comply with Internal Revenue Code Section 409A and the regulations and guidance promulgated thereunder (collectively “Code Section 409A”) and, accordingly, to the maximum extent permitted, this Agreement shall be interpreted to be in compliance therewith.  To the extent that any provision hereof is modified in order to comply with Code Section 409A, such modification shall be made in good faith and shall, to the maximum extent reasonably possible, maintain the original intent and economic benefit to Executive and the Company of the applicable provision without violating the provisions of Code Section 409A.

(ii)           A termination of employment shall not be deemed to have occurred for purposes of any provision of this Agreement providing for the payment of any amounts or benefits upon or following a termination of employment unless such termination is also a “separation from service” within the meaning of Code Section 409A and, for purposes of any such provision of this Agreement, references to a “termination,” “termination of employment” or like terms shall mean “separation from service.”  If Executive is deemed on the date of termination to be a “specified employee” within the meaning of that term under Code Section 409A(a)(2)(B), then with regard to any payment or the provision of any benefit that is considered deferred compensation under Code Section 409A payable on account of a “separation from service,” such payment or benefit shall be made or provided at the date which is the earlier of (A) the expiration of the six (6)-month period measured from the date of such “separation from service” of Executive, and (B) the date of Executive’s death, to the extent required under Code Section 409A.  Upon the expiration of the foregoing delay period, all payments and benefits delayed pursuant to this Section 11(h) (whether they would have otherwise been payable in a single sum or in installments in the absence of such delay) shall be paid or reimbursed to Executive in a lump sum, and any remaining payments and benefits due under this Agreement shall be paid or provided in accordance with the normal payment dates specified for them herein.

(iii)          To the extent that reimbursements or other in-kind benefits under this Agreement constitute “nonqualified deferred compensation” for purposes of Code Section 409A, (A) all expenses or other reimbursements hereunder shall be made on or prior to the last day of the taxable year following the taxable year in which such expenses were incurred by Executive, (B) any right to reimbursement or in-kind benefits shall not be subject to liquidation or exchange for another benefit, and (C) no such reimbursement, expenses eligible for reimbursement, or in-kind benefits provided in any taxable year shall in any way affect the expenses eligible for reimbursement, or in-kind benefits to be provided, in any other taxable year.

(iv)          For purposes of Code Section 409A, Executive’s right to receive any installment payments pursuant to this Agreement shall be treated as a right to receive a series of separate and distinct payments.  Whenever a payment under this Agreement specifies a payment period with reference to a number of days, the actual date of payment within the specified period shall be within the sole discretion of the Company.

(v)           Notwithstanding any other provision of this Agreement to the contrary, in no event shall any payment under this Agreement that constitutes “nonqualified deferred compensation” for purposes of Code Section 409A be subject to offset by any other amount unless otherwise permitted by Code Section 409A.

(i)            Successors; Binding Agreement.  This Agreement shall inure to the benefit of and be binding upon personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.

(j)            Notice.  For purposes of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given (i) on the date of delivery, if delivered by hand, (ii) on the date of transmission, if delivered by electronic mail, (iii) on the first business day following the date of deposit, if delivered by guaranteed overnight delivery service, or (iv) on the fourth business day following the date delivered or mailed by United States registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

If to Executive:

At the address (or to the e-mail address) shown in the books and records of the Company.

If to the Company:

Stemline Therapeutics, Inc.

1675 York Avenue

Suite 34-L

New York, NY  10128

Attention:  Ivan Bergstein, M.D.

E-mail:  ibergstein@stemline.com

(k)           Executive Representation.  Executive hereby represents to the Company that (i) Executive has been provided with sufficient opportunity to review this Agreement and has been advised by the Company to conduct such review with an attorney of his choice and (ii) the execution and delivery of this Agreement by Executive and the Company and the performance by Executive of Executive’s duties hereunder shall not constitute a breach of, or otherwise contravene, the terms of any employment agreement or other agreement or policy to which Executive is a party or otherwise bound.

(l)            Cooperation.  Executive shall provide Executive’s reasonable cooperation in connection with any action or proceeding (or any appeal from any action or proceeding) which relates to events occurring during Executive’s employment hereunder.  This provision shall survive any termination of this Agreement or Executive’s employment.

(m)          Withholding Taxes.  The Company may withhold from any amounts payable under this Agreement such federal, state and local taxes as may be required to be withheld pursuant to any applicable law or regulation.

(n)           Counterparts.  This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

[Remainder of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Employment Agreement as of the date first written above.

STEMLINE THERAPEUTICS, INC.

By:	/s/ Ivan Bergstein
Name:	Ivan Bergstein, M.D.
Title:	President and Chief Executive Officer

EXECUTIVE

/s/ Eric Rowinsky
Eric Rowinsky, M.D.

EXHIBIT A

PERMITTED BOARDS AND COMMITTEES

[Identify boards and committees on which Executive serves currently]

EXHIBIT B

PERMITTED CONSULTING ARRANGEMENTS

[Identify Executive’s current consulting arrangements,
including time commitment required for, and term of, each arrangement]

EXHIBIT C

FORM OF INCENTIVE STOCK OPTION AGREEMENT

STEMLINE THERAPEUTICS, INC.
STOCK OPTION GRANT NOTICE
AMENDED AND RESTATED 2004 EMPLOYEE, DIRECTOR AND CONSULTANT STOCK PLAN

STEMLINE THERAPEUTICS, INC. (the “Company”), pursuant to its Amended and Restated 2004 Employee, Director and Consultant Stock Plan (the “Plan”), hereby grants to Optionholder an option (the “Option”) to purchase the number of shares of the Company’s Common Stock set forth below.  The Option is subject to all of the terms and conditions as set forth herein and in the Stock Option Agreement and the Plan, each of which is attached hereto and incorporated herein in its entirety.

Optionholder:	Eric Rowinsky, M.D.
Date of Grant/Vesting Commencement Date:	November [ ], 2011
Number of Shares Subject to Option:	28,571*
Exercise Price (Per Share):	$[ ]
Total Exercise Price:	$[ ]
Expiration Date:

The ten (10) year anniversary of the Date of Grant. Upon termination of the Optionholder’s service with the Company, or upon the Optionholder’s death or disability, the Option shall expire or be exercisable to the extent set forth in Section 4 of the Stock Option Agreement.

Type of Grant:                                   ☒ Incentive Stock Option                                                                         ☐ Nonstatutory Stock Option

Vesting Schedule:               80% of the Option (22,856 shares) shall vest as follows:

•                 On November [     ], 2012: 5,714 shares

•                 On February [     ], 2013:  an additional 1,428 shares

•                 On May [     ], 2013: an additional 1,428 shares

•                 On August [     ], 2013: an additional 1,429 shares

•                 On November [     ], 2013:  an additional 1,429 shares

•                 On February [     ], 2014:  an additional 1,428 shares

•                 On May [     ], 2014: an additional 1,428 shares

•                 On August [     ], 2014: an additional 1,429 shares

•                 On November [     ], 2014:  an additional 1,429 shares

•                 On February [     ], 2015:  an additional 1,428 shares

•                 On May [     ], 2015: an additional 1,428 shares

•                 On August [     ], 2015: an additional 1,429 shares

•                 On November [     ], 2015:  an additional 1,429 shares

The remaining 20% of the Option (5,715 shares) shall vest upon the consummation during the Employment Term (as defined in the Employment Agreement, dated November [     ], 2011, between the Company and Optionholder (the “Employment Agreement”)) of the first fully underwritten, firm commitment public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, other than on Forms S-4 or S-8 or their then equivalents, covering the offer and sale by the Company of its equity securities.

Notwithstanding the foregoing:

•                 Upon Optionholder’s termination without Cause or resignation for Good Reason (each as defined in the Employment Agreement):

•                  25% of the unvested portion of the Option shall vest and become exercisable if Optionholder’s employment terminates on or after the one (1)-year anniversary of the Effective Date (as defined in the Employment

*Equal to 1.5% of the Company’s issued and outstanding capital stock on the date hereof.

Agreement) but on or before the two (2)-year anniversary of the Effective Date;

•                  50% of the unvested portion of the Option shall vest and become exercisable if Optionholder’s employment terminates after the two (2)-year anniversary of the Effective Date but on or before the three (3)-year anniversary of the Effective Date; and

•                  75% of the unvested portion of the Option shall vest and become exercisable if Optionholder’s employment terminates after the three (3)-year anniversary of the Effective Date.

•                 If a Change in Control (as defined in the Employment Agreement) occurs during the Employment Term (as defined in the Employment Agreement), and Optionholder’s employment is terminated by the Company without Cause (and other than as a result of Optionholder’s Disability (as defined in the Employment Agreement) or death) or by Optionholder for Good Reason at any time within twelve (12) months following such Change in Control, then 100% of the Option shall vest and become exercisable.

•                 If a Change in Control occurs during the Employment Term and Optionholder remains employed by the Company after the effective date of such Change in Control, then:

•                  50% of the unvested portion of the Option shall vest and become exercisable on the six (6)-month anniversary of the effective date of the Change in Control, provided Optionholder is then employed by the Company; and

•                  100% of the Option shall vest and become exercisable on the one (1)-year anniversary of the effective date of the Change in Control, provided Optionholder is then employed by the Company.

Payment:                                                                By one or more of the following methods:

•                  By cash or check

•                  At the discretion of the Plan administrator:

•                                    by delivery of shares of Common Stock having a fair market value equal to the Total Exercise Price;

•                                    by the Company’s withholding shares otherwise issuable upon exercise of the Option having a fair market value equal to the Total Exercise Price;

•                                    by delivery of Optionholder’s personal recourse note; or

•                                    in accordance with a cashless exercise program established with a securities brokerage firm

STEMLINE THERAPEUTICS, INC.		OPTIONHOLDER

By:
	Signature		Signature

Name:		Name:	Eric Rowinsky, M.D.

Title:		Date:

Date:

ATTACHMENTS:  Stock Option Agreement and the Plan.

Attachment I

STOCK OPTION AGREEMENT

INCENTIVE STOCK OPTION AGREEMENT

STEMLINE THERAPEUTICS, INC.

AGREEMENT made as of the [      ] day of November, 2011 (the “Effective Date”), between Stemline Therapeutics, Inc. (the “Company”), a Delaware corporation, and Eric Rowinsky, M.D. (the “Participant”).

WHEREAS, the Company desires to grant to the Participant an option (the “Option”) to purchase shares of its common stock (“Common Stock”), $0.0001 par value per share (the “Shares”), under and for the purposes set forth in the Company’s Amended and Restated 2004 Employee, Director and Consultant Stock Plan (the “Plan”);

WHEREAS, the Company and the Participant understand and agree that any terms used and not defined herein have the same meanings as in the Plan; and

WHEREAS, the Company and the Participant each intend that the Option granted herein qualify as an ISO.

NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

1.                                      GRANT OF OPTION.

The Company hereby grants to the Participant the right and option to purchase all or any part of an aggregate of 28,571 Shares representing 1.5% of the Company’s issued and outstanding capital stock on the Effective Date, on the terms and conditions and subject to all the limitations set forth herein, under United States securities and tax laws, in the Plan, which is incorporated herein by reference, and in the Stockholders’ Agreement and the ROFR Agreement (each defined below).  The Participant acknowledges receipt of a copy of the Plan, the Stockholders’ Agreement and the ROFR Agreement.

2.                                      PURCHASE PRICE.

The purchase price of the Shares covered by the Option shall be $[        ] per Share, subject to adjustment, as provided in the Plan, in the event of a stock split, reverse stock split or other events affecting the holders of Shares (the “Purchase Price”).  Payment shall be made in accordance with Paragraph 8 of the Plan.

3.                                      EXERCISABILITY OF OPTION.

Subject to the terms and conditions set forth in this Agreement and the Plan, the Option shall become exercisable as set forth in the Vesting Schedule to the Stock Option Grant Notice.

The foregoing rights are cumulative and are subject to the other terms and conditions of this Agreement and the Plan.

As a condition precedent to exercising the Option, the Participant shall execute and deliver to the Company (if not already a party thereto):

(a)                                 an Adoption Agreement to that certain Third Amended and Restated Stockholders’ Agreement dated March 16, 2010 by and among the Company and the stockholders named therein (the “Stockholders’ Agreement”), by which the Participant (i) agrees that the Option, and any other shares of capital stock or securities required by the Agreement to be bound thereby, shall be bound by and subject to the terms of the Stockholders’ Agreement and (ii) adopts the Stockholders’ Agreement with the same force and effect as if the Participant were originally a party thereto; and

(b)                                 a counterpart signature page to that certain Amended and Restated Right of First Refusal and Co-Sale Agreement dated March 16, 2010 by and among the Company and the stockholders named therein (the “ROFR Agreement”) agreeing to be bound by, and subject to, all the terms and provisions of the ROFR Agreement applicable to a Key Holder (as that term is defined in the ROFR Agreement).

4.                                      TERM OF OPTION.

The Option shall terminate ten (10) years from the Effective Date or, if the Employee owns as of the date hereof more than 10% of the total combined voting power of all classes of capital stock of the Company or an Affiliate, five (5) years from the date of this Agreement, but shall be subject to earlier termination as provided herein or in the Plan.

If the Participant ceases to be an employee of the Company or of an Affiliate (for any reason other than the death or Disability (as defined in the Employment Agreement, dated November [      ], 2011, between the Company and the Participant (the “Employment Agreement”) of the Participant or termination of the Participant for Cause (as defined in the Employment Agreement)), the Option may be exercised, if it has not previously terminated, within three months after the date the Participant ceases to be an employee of the Company or an Affiliate, or within the originally prescribed term of the Option, whichever is earlier, but may not be exercised thereafter.  In such event, the Option shall be exercisable only to the extent that the Option has become exercisable and is in effect at the date of such cessation of employment.

Notwithstanding the foregoing, in the event of the Participant’s Disability or death within three months after the termination of employment, the Participant or the Participant’s Survivors may exercise the Option within one year after the date of the Participant’s termination of employment, but in no event after the date of expiration of the term of the Option.

In the event the Participant’s employment is terminated by the Company for Cause (as defined in the Employment Agreement), the Participant’s right to exercise any unexercised portion of the Option shall cease immediately as of the time the Participant is notified his or her employment is terminated for Cause, and the Option shall thereupon terminate.

Notwithstanding anything herein to the contrary, if subsequent to the Participant’s termination, but prior to the exercise of the Option, the Board of Directors of the Company determines that, either prior or subsequent to the Participant’s termination, the Participant engaged in conduct which would constitute Cause, then the Participant shall immediately cease to have any right to exercise the Option and the Option shall thereupon terminate.

In the event of the Disability of the Participant, as determined in accordance with the Plan, the Option shall be exercisable within one year after the Participant’s termination of employment or, if earlier, within the term originally prescribed by the Option.  In such event, the Option shall be exercisable:

(a)                                 to the extent that the Option has become exercisable but has not been exercised as of the date of Disability; and

(b)                                 in the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of Disability of any additional vesting rights that would have accrued on the next vesting date had the Participant not become Disabled.  The proration shall be based upon the number of days accrued in the current vesting period prior to the date of Disability.

In the event of the death of the Participant while an employee of the Company or of an Affiliate, the Option shall be exercisable by the Participant’s Survivors within one year after the date of death of the Participant or, if earlier, within the originally prescribed term of the Option.  In such event, the Option shall be exercisable:

(x)                                 to the extent that the Option has become exercisable but has not been exercised as of the date of death; and

(y)                                 in the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of death of any additional vesting rights that would have accrued on the next vesting date had the Participant not died.  The proration shall be based upon the number of days accrued in the current vesting period prior to the Participant’s date of death.

5.                                      METHOD OF EXERCISING OPTION.

Subject to the terms and conditions of this Agreement, the Option may be exercised by written notice to the Company or its designee, in substantially the form of Exhibit A attached hereto.  Such notice shall state the number of Shares with respect to which the Option is being exercised and shall be signed by the person exercising the Option.  Payment of the purchase price for such Shares shall be made in accordance with Paragraph 8 of the Plan.  The Participant shall have the right to exercise the Option in any manner permitted by Paragraph 8 of the Plan.  The Company shall deliver a certificate or certificates representing such Shares as soon as practicable after the notice shall be received, provided, however, that the Company may delay issuance of such Shares until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including, without limitation, state securities or “blue sky” laws).  The certificate or certificates for the Shares as to which the

Option shall have been so exercised shall be registered in the Company’s share register in the name of the person so exercising the Option (or, if the Option shall be exercised by the Participant and if the Participant shall so request in the notice exercising the Option, shall be registered in the name of the Participant and another person jointly, with right of survivorship) and shall be delivered as provided above to or upon the written order of the person exercising the Option.  In the event the Option shall be exercised, pursuant to Section 4 hereof, by any person other than the Participant, such notice shall be accompanied by appropriate proof of the right of such person to exercise the Option.  All Shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and nonassessable.

6.                                      PARTIAL EXERCISE.

Exercise of the Option to the extent above stated may be made in part at any time and from time to time within the above limits, except that no fractional share shall be issued pursuant to the Option.

7.                                      NON-ASSIGNABILITY.

The Option shall not be transferable by the Participant otherwise than by will or by the laws of descent and distribution.  The Option shall be exercisable, during the Participant’s lifetime, only by the Participant (or, in the event of legal incapacity or incompetency, by the Participant’s guardian or representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process.  Any attempted transfer, assignment, pledge, hypothecation or other disposition of the Option or of any rights granted hereunder contrary to the provisions of this Section 7, or the levy of any attachment or similar process upon the Option shall be null and void.

8.                                      NO RIGHTS AS STOCKHOLDER UNTIL EXERCISE.

The Participant shall have no rights as a stockholder with respect to Shares subject to this Agreement until registration of the Shares in the Company’s share register in the name of the Participant.  Except as is expressly provided in the Plan with respect to certain changes in the capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date is prior to the date of such registration.

9.                                      ADJUSTMENTS.

The Plan contains provisions covering the treatment of Options in a number of contingencies such as stock splits and mergers.  Provisions in the Plan for adjustment with respect to stock subject to Options and the related provisions with respect to successors to the business of the Company are hereby made applicable hereunder and are incorporated herein by reference.

10.                               TAXES.

The Participant acknowledges that any income or other taxes due from him or her with respect to the Option or the Shares issuable pursuant to the Option shall be the Participant’s responsibility.

In the event of a Disqualifying Disposition (as defined in Section 15 below) or if the Option is converted into a Non-Qualified Option and such Non-Qualified Option is exercised, the Company may withhold from the Participant’s remuneration, if any, the minimum statutory amount of federal, state and local withholding taxes attributable to such amount that is considered compensation includable in such person’s gross income.  At the Company’s discretion, the amount required to be withheld may be withheld in cash from such remuneration, or in kind from the Shares otherwise deliverable to the Participant on exercise of the Option.  The Participant further agrees that, if the Company does not withhold an amount from the Participant’s remuneration sufficient to satisfy the Company’s income tax withholding obligation, the Participant will reimburse the Company on demand, in cash, for the amount under-withheld.

11.                               PURCHASE FOR INVESTMENT.

Unless the offering and sale of the Shares to be issued upon the particular exercise of the Option shall have been effectively registered under the 1933 Act, the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

(a)                                 The person(s) who exercise the Option shall warrant to the Company, at the time of such exercise, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing the Shares issued pursuant to such exercise:

“The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws;” and

(b)                                 If the Company so requires, the Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise in compliance with the 1933 Act without registration thereunder.  Without limiting the generality of the foregoing, the Company may delay issuance of the Shares until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including without limitation state securities or “blue sky” laws).

12.                               RESTRICTIONS ON TRANSFER OF SHARES.

12.1                        The Shares acquired by the Participant pursuant to the exercise of the Option granted hereby shall not be transferred by the Participant except as permitted by the ROFR Agreement and the Stockholders’ Agreement.

12.2                        In the event of the Participant’s termination of employment for any reason, the Company shall have the option, but not the obligation, to repurchase all or any part of the Shares issued pursuant to this Agreement (including, without limitation, Shares purchased after termination of employment, Disability or death in accordance with Section 4 hereof).  In the event the Company does not, upon the termination of employment of the Participant (as described above), exercise its option pursuant to this Section 12.2, the restrictions set forth in the balance of this Agreement shall not thereby lapse, and the Participant for himself or herself, his or her heirs, legatees, executors, administrators and other successors in interest, agrees that the Shares shall remain subject to such restrictions.  The following provisions shall apply to a repurchase under this Section 12.2:

(a)                                 The per share repurchase price of the Shares to be sold to the Company upon exercise of its option under this Section 12.2 shall be equal to the Fair Market Value of each such Share determined in accordance with the Plan as of the date of termination of employment; provided, however, in the event of a termination by the Company for Cause, the per share repurchase price of the Shares to be sold to the Company upon exercise of its option under this Section 12.2 shall be equal to the Purchase Price.

(b)                                 The Company’s option to repurchase the Participant’s Shares in the event of termination of employment shall be valid for a period of 18 months commencing with the date of such termination of employment.

(c)                                  In the event the Company shall be entitled to and shall elect to exercise its option to repurchase the Participant’s Shares under this Section 12.2, the Company shall notify the Participant, or in case of death, his or her Survivor, in writing of its intent to repurchase the Shares.  Such written notice may be mailed by the Company up to and including the last day of the time period provided for in Section 12.2(b) for exercise of the Company’s option to repurchase.

(d)                                 The written notice to the Participant shall specify the address at, and the time and date on, which payment of the repurchase price is to be made (the “Closing”).  The date specified shall not be less than ten days nor more than 60 days from the date of the mailing of the notice, and the Participant or his or her successor in interest with respect to the Shares shall have no further rights as the owner thereof from and after the date specified in the notice.  At the Closing, the repurchase price shall be delivered to the Participant or his or her successor in interest and the Shares being purchased, duly endorsed for transfer, shall, to the extent that they are not then in the possession of the Company, be delivered to the Company by the Participant or his or her successor in interest.

12.3                        It shall be a condition precedent to the validity of any sale or other transfer of any Shares by the Participant that (except as hereinafter otherwise provided) no Shares owned by the Participant may be sold, pledged or otherwise transferred (including by gift or devise) to any person or entity, voluntarily, or by operation of law, except in accordance with the terms and conditions set forth in the ROFR Agreement.

12.4                        In the event that the Participant or his or her successor in interest fails to deliver the Shares to be repurchased by the Company under this Agreement, the Company may elect (a) to establish a segregated account in the amount of the repurchase price, such account to be turned over to the Participant or his or her successor in interest upon delivery of such Shares, and (b) immediately to take such action as is appropriate to transfer record title of such Shares from the Participant to the Company and to treat the Participant and such Shares in all respects as if delivery of such Shares had been made as required by this Agreement.  The Participant hereby irrevocably grants the Company a power of attorney which shall be coupled with an interest for the purpose of effectuating the preceding sentence.

12.5                        If the Company shall pay a stock dividend or declare a stock split on or with respect to any of its Common Stock, or otherwise distribute securities of the Company to the holders of its Common Stock, the number of shares of stock or other securities of Company issued with respect to the shares then subject to the restrictions contained in this Agreement shall be added to the Shares subject to the Company’s rights to repurchase pursuant to this Agreement.  If the Company shall distribute to its stockholders shares of stock of another corporation, the shares of stock of such other corporation, distributed with respect to the Shares then subject to the restrictions contained in this Agreement, shall be added to the Shares subject to the Company’s rights to repurchase pursuant to this Agreement.

12.6                        If the outstanding shares of Common Stock of the Company shall be subdivided into a greater number of shares or combined into a smaller number of shares, or in the event of a reclassification of the outstanding shares of Common Stock of the Company, or if the Company shall be a party to a merger, consolidation or capital reorganization, there shall be substituted for the Shares then subject to the restrictions contained in this Agreement such amount and kind of securities as are issued in such subdivision, combination, reclassification, merger, consolidation or capital reorganization in respect of the Shares subject immediately prior thereto to the Company’s rights to repurchase pursuant to this Agreement.

12.7                        The Company shall not be required to transfer any Shares on its books which shall have been sold, assigned or otherwise transferred in violation of this Agreement, or to treat as owner of such Shares, or to accord the right to vote as such owner or to pay dividends to, any person or organization to which any such Shares shall have been so sold, assigned or otherwise transferred, in violation of this Agreement.

12.8                        The Participant acknowledges and agrees that neither the Company, its shareholders nor its directors and officers, has any duty or obligation to disclose to the Participant any material information regarding the business of the Company or affecting the value of the Shares before, at the time of, or following a termination of the employment of the Participant by the Company, including, without limitation, any information concerning plans for the Company to make a public offering of its securities or to be acquired by or merged with or into another firm or entity.

12.9                        All certificates representing the Shares to be issued to the Participant pursuant to this Agreement shall have endorsed thereon a legend substantially as follows:  “The shares represented by this certificate are subject to restrictions set forth in an Incentive Stock Option Agreement dated November [      ], 2011 with this Company, a Third Amended and Restated Stockholders’ Agreement dated March 16, 2010 with this Company and an Amended and Restated Right of First Refusal and Co-Sale Agreement dated March 16, 2010 with this Company, copies of which agreements are available for inspection at the offices of the Company or will be made available upon request.”

13.                               NO OBLIGATION TO EMPLOY.

The Company is not by the Plan or the Option obligated to continue the Participant as an employee of the Company or an Affiliate.  The Participant acknowledges:  (i) that the Plan is discretionary in nature and may be suspended or terminated by the Company at any time; (ii) that the grant of the Option is a one-time benefit which does not create any contractual or other right to receive future grants of options, or benefits in lieu of options; (iii) that all determinations with respect to any such future grants, including, but not limited to, the times when options shall be granted, the number of shares subject to each option, the option price, and the time or times when each option shall be exercisable, will be at the sole discretion of the Company; (iv) that the Participant’s participation in the Plan is voluntary; (v) that the value of the Option is an extraordinary item of compensation which is outside the scope of the Participant’s employment contract, if any; and (vi) that the Option is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

14.                               OPTION IS INTENDED TO BE AN ISO.

The parties each intend that the Option be an ISO so that the Participant (or the Participant’s Survivors) may qualify for the favorable tax treatment provided to holders of options that meet the standards of Section 422 of the Code.  Any provision of this Agreement or the Plan which conflicts with the Code so that the Option would not be deemed an ISO is null and void and any ambiguities shall be resolved so that the Option qualifies as an ISO.  Nonetheless, if the Option is determined not to be an ISO, the Participant understands that neither the Company nor any Affiliate is responsible to compensate him or otherwise make up for the treatment of the Option as a Non-qualified Option and not as an ISO.  The Participant should consult with the Participant’s own tax advisors regarding the tax effects of the Option and the requirements necessary to obtain favorable tax treatment under Section 422 of the Code, including, but not limited to, holding period requirements.

15.                               NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

The Participant agrees to notify the Company in writing immediately after the Participant makes a Disqualifying Disposition of any of the Shares acquired pursuant to the exercise of the Option.  A Disqualifying Disposition is defined in Section 424(c) of the Code and includes any disposition (including any sale) of such Shares before the later of (a) two years after the date the Participant was granted the Option or (b) one year after the date the Employee acquired Shares by exercising the Option, except as otherwise provided in Section 424(c) of the Code.  If the Participant has died before the Shares are sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

16.                               NOTICES.

Any notices required or permitted by the terms of this Agreement or the Plan shall be given by recognized courier service, facsimile, registered or certified mail, return receipt requested, addressed as follows:

If to the Company:
Stemline Therapeutics, Inc.
1675 York Avenue, Suite 34-L
New York, NY 10128
Attn: Ivan Bergstein, M.D.

with a copy to:
James T. Barrett, Esq.
Edwards Wildman Palmer LLP
111 Huntington Avenue
Boston, MA 02199

If to the Participant:
Eric Rowinsky, M.D.
[ ]
[ ]

or to such other address or addresses of which notice in the same manner has previously been given.  Any such notice shall be deemed to have been given upon the earlier of receipt, one business day following delivery to a recognized courier service or three business days following mailing by registered or certified mail.

17.                               GOVERNING LAW.

This Agreement shall be construed and enforced in accordance with the law of the State of Delaware, without giving effect to the conflict of law principles thereof.

18.                               BENEFIT OF AGREEMENT.

Subject to the provisions of the Plan and the other provisions hereof, this Agreement shall be for the benefit of and shall be binding upon the heirs, executors, administrators, successors and assigns of the parties hereto.

19.                               ENTIRE AGREEMENT.

This Agreement, together with the Plan, the Stockholders’ Agreement, the ROFR Agreement and the Employment Agreement, embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof.  No statement, representation, warranty, covenant or agreement not expressly set forth in this Agreement shall affect or be used to interpret, change or restrict, the express terms and provisions of this Agreement, provided, however, in any event, this Agreement shall be subject to and governed by the Plan.

20.                               MODIFICATIONS AND AMENDMENTS.

The terms and provisions of this Agreement may be modified or amended as provided in the Plan.

21.                               WAIVERS AND CONSENTS.

Except as provided in the Plan, the terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions.  No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar.  Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

22.          DATA PRIVACY.

By entering into this Agreement, the Participant:  (i) authorizes the Company and each Affiliate, and any agent of the Company or any Affiliate administering the Plan or providing

Plan record keeping services, to disclose to the Company or any of its Affiliates such information and data as the Company or any such Affiliate shall request in order to facilitate the grant of options and the administration of the Plan; (ii) waives any data privacy rights he or she may have with respect to such information; and (iii) authorizes the Company and each Affiliate to store and transmit such information in electronic form.  The Participant understands that the Company and each Affiliate (the “Data Holder”) hold certain personal information (“Data”) in connection with the Plan.  The Participant further understands that recipients of Data may be located in the European Economic Area or elsewhere, such as the United States.  The Participant authorizes recipients (including the Data Holder) to receive, possess, use and transfer the Data (including any requisite transfer to a broker or other third party) as may be required for the administration of the Plan and/or the subsequent holding of shares on his behalf, in electronic or other form, for the purposes of administering the Plan.  The Participant understands that withdrawing of consent may affect his ability to participate in the Plan.

23.          CONSENT OF SPOUSE.

If the Participant is married as of the Effective Date, the Participant’s spouse shall execute a Consent of Spouse in the form of Exhibit B hereto, effective as of the date hereof.  Such consent shall not be deemed to confer or convey to the spouse any rights in the Shares that do not otherwise exist by operation of law or the agreement of the parties.  If the Participant marries or remarries subsequent to the date hereof, the Participant shall, not later than 60 days thereafter, obtain his or her new spouse’s acknowledgement of and consent to the existence and binding effect of Section 12.2 of this Agreement by such spouse’s executing and delivering a Consent of Spouse in the form of Exhibit B.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Participant has hereunto set his or her hand, all as of the day and year first above written.

STEMLINE THERAPEUTICS, INC.

By:
	Name:	Ivan Bergstein, M.D.
	Title:	President and Chief Executive Officer

Eric Rowinsky, M.D.

Exhibit A

NOTICE OF EXERCISE OF INCENTIVE STOCK OPTION

[Form for Unregistered Shares]

To:          STEMLINE THERAPEUTICS, INC.

Ladies and Gentlemen:

I hereby exercise my Incentive Stock Option to purchase               shares (the “Shares”) of the common stock, $0.0001 par value, of STEMLINE THERAPEUTICS, INC. (the “Company”), at the exercise price of $[          ] per share, pursuant to and subject to the terms of that certain Incentive Stock Option Agreement between the undersigned and the Company dated November [       ], 2011.

I am aware that the Shares have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or any state securities laws.  I understand that the reliance by the Company on exemptions under the 1933 Act is predicated in part upon the truth and accuracy of the statements by me in this Notice of Exercise.

I hereby represent and warrant that (1) I have been furnished with all information which I deem necessary to evaluate the merits and risks of the purchase of the Shares; (2) I have had the opportunity to ask questions concerning the Shares and the Company and all questions posed have been answered to my satisfaction; (3) I have been given the opportunity to obtain any additional information I deem necessary to verify the accuracy of any information obtained concerning the Shares and the Company; and (4) I have such knowledge and experience in financial and business matters that I am able to evaluate the merits and risks of purchasing the Shares and to make an informed investment decision relating thereto.

I hereby represent and warrant that I am purchasing the Shares for my own personal account for investment and not with a view to the sale or distribution of all or any part of the Shares.

I understand that because the Shares have not been registered under the 1933 Act, I must continue to bear the economic risk of the investment for an indefinite time and the Shares cannot be sold unless the Shares are subsequently registered under applicable federal and state securities laws or an exemption from such registration requirements is available.

I agree that I will in no event sell or distribute or otherwise dispose of all or any part of the Shares unless (1) there is an effective registration statement under the 1933 Act and applicable state securities laws covering any such transaction involving the Shares or (2) the Company receives an opinion of my legal counsel (concurred in by legal counsel for the

Company) stating that such transaction is exempt from registration or the Company otherwise satisfies itself that such transaction is exempt from registration.

I consent to the placing of a legend on my certificate for the Shares stating that the Shares have not been registered and setting forth the restriction on transfer contemplated hereby and to the placing of a stop transfer order on the books of the Company and with any transfer agents against the Shares until the Shares may be legally resold or distributed without restriction.

I understand that at the present time Rule 144 of the Securities and Exchange Commission (the “SEC”) may not be relied on for the resale or distribution of the Shares by me.  I understand that the Company has no obligation to me to register the sale of the Shares with the SEC and has not represented to me that it will register the sale of the Shares.

I understand the terms and restrictions imposed on the Shares set forth in the Amended and Restated 2004 Employee, Director and Consultant Stock Plan, the Incentive Stock Option Agreement, the Third Amended and Restated Stockholders’ Agreement dated March 16, 2010 by and among the Company and the stockholders named therein and the Amended and Restated Right of First Refusal and Co-Sale Agreement dated March 16, 2010 by and among the Company and the stockholders named therein, each of which I have carefully reviewed.  I consent to the placing of a legend on my certificate for the Shares referring to such restrictions and the placing of stop transfer orders until the Shares may be transferred in accordance with the terms of such restrictions.

I have considered the federal, state and local income tax implications of the exercise of my Option and the purchase and subsequent sale of the Shares.

I am paying the option exercise price for the Shares as follows:

Please issue the stock certificate for the Shares (check one):

☐ to me; or

☐ to me and                            , as joint tenants with right of survivorship

and mail the certificate to me at the following address:

My mailing address for shareholder communications, if different from the address listed above is:

Very truly yours,

Participant (signature)

Print Name

Date

Social Security Number

Exhibit A

[Form for Registered Shares]

NOTICE OF EXERCISE OF INCENTIVE STOCK OPTION

TO:         STEMLINE THERAPEUTICS, INC.

IMPORTANT NOTICE:  This form of Notice of Exercise may only be used at such time as the Company has filed a Registration Statement with the Securities and Exchange Commission under which the issuance of the Shares for which this exercise is being made is registered and such Registration Statement remains effective.

Ladies and Gentlemen:

I hereby exercise my Incentive Stock Option to purchase            shares (the “Shares”) of the common stock, $0.0001 par value, of STEMLINE THERAPEUTICS, INC. (the “Company”), at the exercise price of $[          ] per share, pursuant to and subject to the terms of that certain Incentive Stock Option Agreement between the undersigned and the Company dated November [       ], 2011.

I understand the nature of the investment I am making and the financial risks thereof.  I am aware that it is my responsibility to have consulted with competent tax and legal advisors about the relevant national, state and local income tax and securities laws affecting the exercise of the Option and the purchase and subsequent sale of the Shares.

I am paying the option exercise price for the Shares as follows:

Please issue the Shares (check one):

☐ to me; or

☐ to me and                                  , as joint tenants with right of survivorship,

at the following address:

My mailing address for shareholder communications, if different from the address listed above, is:

Very truly yours,

Participant (signature)

Print Name

Date

Social Security Number

Exhibit B

CONSENT OF SPOUSE

I,                                                , spouse of                                                 , acknowledge that I have read the Incentive Stock Option Agreement dated as of November [        ], 2011 (the “Agreement”) to which this Consent is attached as Exhibit B and that I know its contents.  Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Agreement.  I am aware that by its provisions the Shares granted to my spouse pursuant to the Agreement are subject to a right of repurchase in favor of STEMLINE THERAPEUTICS, INC. (the “Company”) and that, accordingly, the Company has the right to repurchase up to all of the Shares of which I may become possessed as a result of a gift from my spouse or a court decree and/or any property settlement in any domestic litigation.

I hereby agree that my interest, if any, in the Shares subject to the Agreement shall be irrevocably bound by the Agreement and further understand and agree that any community property interest I may have in the Shares shall be similarly bound by the Agreement.

I agree to the repurchase right described in Section 12.2 of the Agreement and I hereby consent to the repurchase of the Shares by the Company and the sale of the Shares by my spouse or my spouse’s legal representative in accordance with the provisions of the Agreement.  Further, as part of the consideration for the Agreement, I agree that at my death, if I have not disposed of any interest of mine in the Shares by an outright bequest of the Shares to my spouse, then the Company shall have the same rights against my legal representative to exercise its rights of repurchase with respect to any interest of mine in the Shares as it would have had pursuant to the Agreement if I had acquired the Shares pursuant to a court decree in domestic litigation.

I AM AWARE THAT THE LEGAL, FINANCIAL AND RELATED MATTERS CONTAINED IN THE AGREEMENT ARE COMPLEX AND THAT I AM FREE TO SEEK INDEPENDENT PROFESSIONAL GUIDANCE OR COUNSEL WITH RESPECT TO THIS CONSENT.  I HAVE EITHER SOUGHT SUCH GUIDANCE OR COUNSEL OR DETERMINED AFTER REVIEWING THE AGREEMENT CAREFULLY THAT I WILL WAIVE SUCH RIGHT.

Dated as of the                   day of                          , 201    .

Print name:

Attachment II

AMENDED AND RESTATED 2004 EMPLOYEE, DIRECTOR AND CONSULTANT STOCK PLAN

EXHIBIT D

FORM OF INCENTIVE STOCK OPTION AGREEMENT
(ANTI-DILUTION OPTION)

STEMLINE THERAPEUTICS, INC.
STOCK OPTION GRANT NOTICE
AMENDED AND RESTATED 2004 EMPLOYEE, DIRECTOR AND CONSULTANT STOCK PLAN

STEMLINE THERAPEUTICS, INC. (the “Company”), pursuant to its Amended and Restated 2004 Employee, Director and Consultant Stock Plan (the “Plan”), hereby grants to Optionholder an option (the “Option”) to purchase the number of shares of the Company’s Common Stock set forth below.  The Option is subject to all of the terms and conditions as set forth herein and in the Stock Option Agreement and the Plan, each of which is attached hereto and incorporated herein in its entirety.

Optionholder:	Eric Rowinsky, M.D.
Date of Grant/Vesting Commencement Date:	November [ ], 2011
Number of Shares Subject to Option:	7,619*
Exercise Price (Per Share):	$[ ]
Total Exercise Price:	$[ ]
Expiration Date:

The ten (10) year anniversary of the Date of Grant. Upon termination of the Optionholder’s service with the Company, or upon the Optionholder’s death or disability, the Option shall expire or be exercisable to the extent set forth in Section 4 of the Stock Option Agreement.

Type of Grant: ☒ Incentive Stock Option	☐Nonstatutory Stock Option

Vesting Schedule:             80% of the Option (6,095 shares) shall vest as follows:

•                 On November [       ], 2012: 1,523 shares

•                 On February [       ], 2013: an additional 381 shares

•                 On May [       ], 2013: an additional 381 shares

•                 On August [       ], 2013: an additional 381 shares

•                 On November [       ], 2013: an additional 381 shares

•                 On February [       ], 2014: an additional 381 shares

•                 On May [       ], 2014: an additional 381 shares

•                 On August [       ], 2014: an additional 381 shares

•                 On November [       ], 2014: an additional 381 shares

•                 On February [       ], 2015: an additional 381 shares

•                 On May [       ], 2015: an additional 381 shares

•                 On August [       ], 2015: an additional 381 shares

•                 On November [       ], 2015: an additional 381 shares

The remaining 20% of the Option (1,524 shares) shall vest upon the consummation during the Employment Term (as defined in the Employment Agreement, dated November [      ], 2011, between the Company and Optionholder (the “Employment Agreement”)) of the first fully underwritten, firm commitment public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, other than on Forms S-4 or S-8 or their then equivalents, covering the offer and sale by the Company of its equity securities.

Notwithstanding the foregoing:

•                 Upon Optionholder’s termination without Cause or resignation for Good Reason (each as defined in the Employment Agreement):

•                  25% of the unvested portion of the Option shall vest and become exercisable if Optionholder’s employment terminates on or after the one (1)-year anniversary of the Effective Date (as defined in the Employment

*Equal to 0.40% of the Company’s issued and outstanding capital stock on the date hereof.

Agreement) but on or before the two (2)-year anniversary of the Effective Date;

•                  50% of the unvested portion of the Option shall vest and become exercisable if Optionholder’s employment terminates after the two (2)-year anniversary of the Effective Date but on or before the three (3)-year anniversary of the Effective Date; and

•                  75% of the unvested portion of the Option shall vest and become exercisable if Optionholder’s employment terminates after the three (3)-year anniversary of the Effective Date.

•                 If a Change in Control (as defined in the Employment Agreement) occurs during the Employment Term (as defined in the Employment Agreement), and Optionholder’s employment is terminated by the Company without Cause (and other than as a result of Optionholder’s Disability (as defined in the Employment Agreement) or death) or by Optionholder for Good Reason at any time within twelve (12) months following such Change in Control, then 100% of the Option shall vest and become exercisable.

•                 If a Change in Control occurs during the Employment Term and Optionholder remains employed by the Company after the effective date of such Change in Control, then:

•                  50% of the unvested portion of the Option shall vest and become exercisable on the six (6)-month anniversary of the effective date of the Change in Control, provided Optionholder is then employed by the Company; and

•                  100% of the Option shall vest and become exercisable on the one (1)-year anniversary of the effective date of the Change in Control, provided Optionholder is then employed by the Company.

Notwithstanding any of the foregoing, the Option shall only be exercisable to the extent set forth in Section 5(b) of the Employment Agreement.

Payment:                      By one or more of the following methods:

•                  By cash or check

•                  At the discretion of the Plan administrator:

•                                    by delivery of shares of Common Stock having a fair market value equal to the Total Exercise Price;

•                                    by the Company’s withholding shares otherwise issuable upon exercise of the Option having a fair market value equal to the Total Exercise Price;

•                                    by delivery of Optionholder’s personal recourse note; or

•                                    in accordance with a cashless exercise program established with a securities brokerage firm

STEMLINE THERAPEUTICS, INC.	OPTIONHOLDER

By:
Signature	Signature

Name:	Name:	Eric Rowinsky, M.D.
Title:	Date:
Date:

ATTACHMENTS:  Stock Option Agreement and the Plan.

Attachment I

STOCK OPTION AGREEMENT

INCENTIVE STOCK OPTION AGREEMENT

STEMLINE THERAPEUTICS, INC.

AGREEMENT made as of the [      ] day of November, 2011 (the “Effective Date”), between Stemline Therapeutics, Inc. (the “Company”), a Delaware corporation, and Eric Rowinsky, M.D. (the “Participant”).

WHEREAS, the Company desires to grant to the Participant an option (the “Option”) to purchase shares of its common stock (“Common Stock”), $0.0001 par value per share (the “Shares”), under and for the purposes set forth in the Company’s Amended and Restated 2004 Employee, Director and Consultant Stock Plan (the “Plan”);

WHEREAS, the Company and the Participant understand and agree that any terms used and not defined herein have the same meanings as in the Plan; and

WHEREAS, the Company and the Participant each intend that the Option granted herein qualify as an ISO.

NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

1.                                      GRANT OF OPTION.

The Company hereby grants to the Participant the right and option to purchase all or any part of an aggregate of 7,619 Shares representing 0.40% of the Company’s issued and outstanding capital stock on the Effective Date, on the terms and conditions and subject to all the limitations set forth herein, under United States securities and tax laws, in the Plan, which is incorporated herein by reference, and in the Stockholders’ Agreement and the ROFR Agreement (each defined below).  The Participant acknowledges receipt of a copy of the Plan, the Stockholders’ Agreement and the ROFR Agreement.

2.                                      PURCHASE PRICE.

The purchase price of the Shares covered by the Option shall be $[         ] per Share, subject to adjustment, as provided in the Plan, in the event of a stock split, reverse stock split or other events affecting the holders of Shares (the “Purchase Price”).  Payment shall be made in accordance with Paragraph 8 of the Plan.

3.             EXERCISABILITY OF OPTION.

Subject to the terms and conditions set forth in this Agreement and the Plan, the Option shall become exercisable as set forth in the Vesting Schedule to the Stock Option Grant Notice.

The foregoing rights are cumulative and are subject to the other terms and conditions of this Agreement and the Plan.

As a condition precedent to exercising the Option, the Participant shall execute and deliver to the Company (if not already a party thereto):

(a)                                 an Adoption Agreement to that certain Third Amended and Restated Stockholders’ Agreement dated March 16, 2010 by and among the Company and the stockholders named therein (the “Stockholders’ Agreement”), by which the Participant (i) agrees that the Option, and any other shares of capital stock or securities required by the Agreement to be bound thereby, shall be bound by and subject to the terms of the Stockholders’ Agreement and (ii) adopts the Stockholders’ Agreement with the same force and effect as if the Participant were originally a party thereto; and

(b)                               a counterpart signature page to that certain Amended and Restated Right of First Refusal and Co-Sale Agreement dated March 16, 2010 by and among the Company and the stockholders named therein (the “ROFR Agreement”) agreeing to be bound by, and subject to, all the terms and provisions of the ROFR Agreement applicable to a Key Holder (as that term is defined in the ROFR Agreement).

4.                                      TERM OF OPTION.

The Option shall terminate ten (10) years from the Effective Date or, if the Employee owns as of the date hereof more than 10% of the total combined voting power of all classes of capital stock of the Company or an Affiliate, five (5) years from the date of this Agreement, but shall be subject to earlier termination as provided herein or in the Plan.

If the Participant ceases to be an employee of the Company or of an Affiliate (for any reason other than the death or Disability (as defined in the Employment Agreement, dated November [      ], 2011, between the Company and the Participant (the “Employment Agreement”) of the Participant or termination of the Participant for Cause (as defined in the Employment Agreement)), the Option may be exercised, if it has not previously terminated, within three months after the date the Participant ceases to be an employee of the Company or an Affiliate, or within the originally prescribed term of the Option, whichever is earlier, but may not be exercised thereafter.  In such event, the Option shall be exercisable only to the extent that the Option has become exercisable and is in effect at the date of such cessation of employment.

Notwithstanding the foregoing, in the event of the Participant’s Disability or death within three months after the termination of employment, the Participant or the Participant’s Survivors may exercise the Option within one year after the date of the Participant’s termination of employment, but in no event after the date of expiration of the term of the Option.

In the event the Participant’s employment is terminated by the Company for Cause (as defined in the Employment Agreement), the Participant’s right to exercise any unexercised portion of the Option shall cease immediately as of the time the Participant is notified his or her employment is terminated for Cause, and the Option shall thereupon terminate.

Notwithstanding anything herein to the contrary, if subsequent to the Participant’s termination, but prior to the exercise of the Option, the Board of Directors of the Company determines that, either prior or subsequent to the Participant’s termination, the Participant engaged in conduct which would constitute Cause, then the Participant shall immediately cease to have any right to exercise the Option and the Option shall thereupon terminate.

In the event of the Disability of the Participant, as determined in accordance with the Plan, the Option shall be exercisable within one year after the Participant’s termination of employment or, if earlier, within the term originally prescribed by the Option.  In such event, the Option shall be exercisable:

(a)                                 to the extent that the Option has become exercisable but has not been exercised as of the date of Disability; and

(b)                                 in the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of Disability of any additional vesting rights that would have accrued on the next vesting date had the Participant not become Disabled.  The proration shall be based upon the number of days accrued in the current vesting period prior to the date of Disability.

In the event of the death of the Participant while an employee of the Company or of an Affiliate, the Option shall be exercisable by the Participant’s Survivors within one year after the date of death of the Participant or, if earlier, within the originally prescribed term of the Option.  In such event, the Option shall be exercisable:

(x)                                 to the extent that the Option has become exercisable but has not been exercised as of the date of death; and

(y)           in the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of death of any additional vesting rights that would have accrued on the next vesting date had the Participant not died.  The proration shall be based upon the number of days accrued in the current vesting period prior to the Participant’s date of death.

5.                                      METHOD OF EXERCISING OPTION.

Subject to the terms and conditions of this Agreement, the Option may be exercised by written notice to the Company or its designee, in substantially the form of Exhibit A attached hereto.  Such notice shall state the number of Shares with respect to which the Option is being exercised and shall be signed by the person exercising the Option.  Payment of the purchase price for such Shares shall be made in accordance with Paragraph 8 of the Plan.  The Participant shall have the right to exercise the Option in any manner permitted by Paragraph 8 of the Plan.  The Company shall deliver a certificate or certificates representing such Shares as soon as practicable after the notice shall be received, provided, however, that the Company may delay issuance of such Shares until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including, without limitation, state securities or “blue sky” laws).  The certificate or certificates for the Shares as to which the

Option shall have been so exercised shall be registered in the Company’s share register in the name of the person so exercising the Option (or, if the Option shall be exercised by the Participant and if the Participant shall so request in the notice exercising the Option, shall be registered in the name of the Participant and another person jointly, with right of survivorship) and shall be delivered as provided above to or upon the written order of the person exercising the Option.  In the event the Option shall be exercised, pursuant to Section 4 hereof, by any person other than the Participant, such notice shall be accompanied by appropriate proof of the right of such person to exercise the Option.  All Shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and nonassessable.

6.                                      PARTIAL EXERCISE.

Exercise of the Option to the extent above stated may be made in part at any time and from time to time within the above limits, except that no fractional share shall be issued pursuant to the Option.

7.                                      NON-ASSIGNABILITY.

The Option shall not be transferable by the Participant otherwise than by will or by the laws of descent and distribution.  The Option shall be exercisable, during the Participant’s lifetime, only by the Participant (or, in the event of legal incapacity or incompetency, by the Participant’s guardian or representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process.  Any attempted transfer, assignment, pledge, hypothecation or other disposition of the Option or of any rights granted hereunder contrary to the provisions of this Section 7, or the levy of any attachment or similar process upon the Option shall be null and void.

8.                                      NO RIGHTS AS STOCKHOLDER UNTIL EXERCISE.

The Participant shall have no rights as a stockholder with respect to Shares subject to this Agreement until registration of the Shares in the Company’s share register in the name of the Participant.  Except as is expressly provided in the Plan with respect to certain changes in the capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date is prior to the date of such registration.

9.                                      ADJUSTMENTS.

The Plan contains provisions covering the treatment of Options in a number of contingencies such as stock splits and mergers.  Provisions in the Plan for adjustment with respect to stock subject to Options and the related provisions with respect to successors to the business of the Company are hereby made applicable hereunder and are incorporated herein by reference.

10.                               TAXES.

The Participant acknowledges that any income or other taxes due from him or her with respect to the Option or the Shares issuable pursuant to the Option shall be the Participant’s responsibility.

In the event of a Disqualifying Disposition (as defined in Section 15 below) or if the Option is converted into a Non-Qualified Option and such Non-Qualified Option is exercised, the Company may withhold from the Participant’s remuneration, if any, the minimum statutory amount of federal, state and local withholding taxes attributable to such amount that is considered compensation includable in such person’s gross income.  At the Company’s discretion, the amount required to be withheld may be withheld in cash from such remuneration, or in kind from the Shares otherwise deliverable to the Participant on exercise of the Option.  The Participant further agrees that, if the Company does not withhold an amount from the Participant’s remuneration sufficient to satisfy the Company’s income tax withholding obligation, the Participant will reimburse the Company on demand, in cash, for the amount under-withheld.

11.                               PURCHASE FOR INVESTMENT.

Unless the offering and sale of the Shares to be issued upon the particular exercise of the Option shall have been effectively registered under the 1933 Act, the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

(a)                                 The person(s) who exercise the Option shall warrant to the Company, at the time of such exercise, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing the Shares issued pursuant to such exercise:

“The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws;” and

(b)                                 If the Company so requires, the Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise in compliance with the 1933 Act without registration thereunder.  Without limiting the generality of the foregoing, the Company may delay issuance of the Shares until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including without limitation state securities or “blue sky” laws).

12.                               RESTRICTIONS ON TRANSFER OF SHARES.

12.1                        The Shares acquired by the Participant pursuant to the exercise of the Option granted hereby shall not be transferred by the Participant except as permitted by the ROFR Agreement and the Stockholders’ Agreement.

12.2                        In the event of the Participant’s termination of employment for any reason, the Company shall have the option, but not the obligation, to repurchase all or any part of the Shares issued pursuant to this Agreement (including, without limitation, Shares purchased after termination of employment, Disability or death in accordance with Section 4 hereof).  In the event the Company does not, upon the termination of employment of the Participant (as described above), exercise its option pursuant to this Section 12.2, the restrictions set forth in the balance of this Agreement shall not thereby lapse, and the Participant for himself or herself, his or her heirs, legatees, executors, administrators and other successors in interest, agrees that the Shares shall remain subject to such restrictions.  The following provisions shall apply to a repurchase under this Section 12.2:

(a)                                 The per share repurchase price of the Shares to be sold to the Company upon exercise of its option under this Section 12.2 shall be equal to the Fair Market Value of each such Share determined in accordance with the Plan as of the date of termination of employment; provided, however, in the event of a termination by the Company for Cause, the per share repurchase price of the Shares to be sold to the Company upon exercise of its option under this Section 12.2 shall be equal to the Purchase Price.

(b)                                 The Company’s option to repurchase the Participant’s Shares in the event of termination of employment shall be valid for a period of 18 months commencing with the date of such termination of employment.

(c)                                  In the event the Company shall be entitled to and shall elect to exercise its option to repurchase the Participant’s Shares under this Section 12.2, the Company shall notify the Participant, or in case of death, his or her Survivor, in writing of its intent to repurchase the Shares.  Such written notice may be mailed by the Company up to and including the last day of the time period provided for in Section 12.2(b) for exercise of the Company’s option to repurchase.

(d)                                 The written notice to the Participant shall specify the address at, and the time and date on, which payment of the repurchase price is to be made (the “Closing”).  The date specified shall not be less than ten days nor more than 60 days from the date of the mailing of the notice, and the Participant or his or her successor in interest with respect to the Shares shall have no further rights as the owner thereof from and after the date specified in the notice.  At the Closing, the repurchase price shall be delivered to the Participant or his or her successor in interest and the Shares being purchased, duly endorsed for transfer, shall, to the extent that they are not then in the possession of the Company, be delivered to the Company by the Participant or his or her successor in interest.

12.3                        It shall be a condition precedent to the validity of any sale or other transfer of any Shares by the Participant that (except as hereinafter otherwise provided) no Shares owned by the Participant may be sold, pledged or otherwise transferred (including by gift or devise) to any person or entity, voluntarily, or by operation of law, except in accordance with the terms and conditions set forth in the ROFR Agreement.

12.4                        In the event that the Participant or his or her successor in interest fails to deliver the Shares to be repurchased by the Company under this Agreement, the Company may elect (a) to establish a segregated account in the amount of the repurchase price, such account to be turned over to the Participant or his or her successor in interest upon delivery of such Shares, and (b) immediately to take such action as is appropriate to transfer record title of such Shares from the Participant to the Company and to treat the Participant and such Shares in all respects as if delivery of such Shares had been made as required by this Agreement.  The Participant hereby irrevocably grants the Company a power of attorney which shall be coupled with an interest for the purpose of effectuating the preceding sentence.

12.5                        If the Company shall pay a stock dividend or declare a stock split on or with respect to any of its Common Stock, or otherwise distribute securities of the Company to the holders of its Common Stock, the number of shares of stock or other securities of Company issued with respect to the shares then subject to the restrictions contained in this Agreement shall be added to the Shares subject to the Company’s rights to repurchase pursuant to this Agreement.  If the Company shall distribute to its stockholders shares of stock of another corporation, the shares of stock of such other corporation, distributed with respect to the Shares then subject to the restrictions contained in this Agreement, shall be added to the Shares subject to the Company’s rights to repurchase pursuant to this Agreement.

12.6                        If the outstanding shares of Common Stock of the Company shall be subdivided into a greater number of shares or combined into a smaller number of shares, or in the event of a reclassification of the outstanding shares of Common Stock of the Company, or if the Company shall be a party to a merger, consolidation or capital reorganization, there shall be substituted for the Shares then subject to the restrictions contained in this Agreement such amount and kind of securities as are issued in such subdivision, combination, reclassification, merger, consolidation or capital reorganization in respect of the Shares subject immediately prior thereto to the Company’s rights to repurchase pursuant to this Agreement.

12.7                        The Company shall not be required to transfer any Shares on its books which shall have been sold, assigned or otherwise transferred in violation of this Agreement, or to treat as owner of such Shares, or to accord the right to vote as such owner or to pay dividends to, any person or organization to which any such Shares shall have been so sold, assigned or otherwise transferred, in violation of this Agreement.

12.8                        The Participant acknowledges and agrees that neither the Company, its shareholders nor its directors and officers, has any duty or obligation to disclose to the Participant any material information regarding the business of the Company or affecting the value of the Shares before, at the time of, or following a termination of the employment of the Participant by the Company, including, without limitation, any information concerning plans for the Company to make a public offering of its securities or to be acquired by or merged with or into another firm or entity.

12.9                        All certificates representing the Shares to be issued to the Participant pursuant to this Agreement shall have endorsed thereon a legend substantially as follows:  “The shares represented by this certificate are subject to restrictions set forth in an Incentive Stock Option Agreement dated November [      ], 2011 with this Company, a Third Amended and Restated Stockholders’ Agreement dated March 16, 2010 with this Company and an Amended and Restated Right of First Refusal and Co-Sale Agreement dated March 16, 2010 with this Company, copies of which agreements are available for inspection at the offices of the Company or will be made available upon request.”

13.                               NO OBLIGATION TO EMPLOY.

The Company is not by the Plan or the Option obligated to continue the Participant as an employee of the Company or an Affiliate.  The Participant acknowledges:  (i) that the Plan is discretionary in nature and may be suspended or terminated by the Company at any time; (ii) that the grant of the Option is a one-time benefit which does not create any contractual or other right to receive future grants of options, or benefits in lieu of options; (iii) that all determinations with respect to any such future grants, including, but not limited to, the times when options shall be granted, the number of shares subject to each option, the option price, and the time or times when each option shall be exercisable, will be at the sole discretion of the Company; (iv) that the Participant’s participation in the Plan is voluntary; (v) that the value of the Option is an extraordinary item of compensation which is outside the scope of the Participant’s employment contract, if any; and (vi) that the Option is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

14.                               OPTION IS INTENDED TO BE AN ISO.

The parties each intend that the Option be an ISO so that the Participant (or the Participant’s Survivors) may qualify for the favorable tax treatment provided to holders of options that meet the standards of Section 422 of the Code.  Any provision of this Agreement or the Plan which conflicts with the Code so that the Option would not be deemed an ISO is null and void and any ambiguities shall be resolved so that the Option qualifies as an ISO.  Nonetheless, if the Option is determined not to be an ISO, the Participant understands that neither the Company nor any Affiliate is responsible to compensate him or otherwise make up for the treatment of the Option as a Non-qualified Option and not as an ISO.  The Participant should consult with the Participant’s own tax advisors regarding the tax effects of the Option and the requirements necessary to obtain favorable tax treatment under Section 422 of the Code, including, but not limited to, holding period requirements.

15.                               NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

The Participant agrees to notify the Company in writing immediately after the Participant makes a Disqualifying Disposition of any of the Shares acquired pursuant to the exercise of the Option.  A Disqualifying Disposition is defined in Section 424(c) of the Code and includes any disposition (including any sale) of such Shares before the later of (a) two years after the date the Participant was granted the Option or (b) one year after the date the Employee acquired Shares by exercising the Option, except as otherwise provided in Section 424(c) of the Code.  If the Participant has died before the Shares are sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

16.                               NOTICES.

Any notices required or permitted by the terms of this Agreement or the Plan shall be given by recognized courier service, facsimile, registered or certified mail, return receipt requested, addressed as follows:

If to the Company:
Stemline Therapeutics, Inc.
1675 York Avenue, Suite 34-L
New York, NY 10128
Attn:	Ivan Bergstein, M.D.

with a copy to:
James T. Barrett, Esq.
Edwards Wildman Palmer LLP
111 Huntington Avenue
Boston, MA 02199

If to the Participant:
Eric Rowinsky, M.D.
[ ]
[ ]

or to such other address or addresses of which notice in the same manner has previously been given.  Any such notice shall be deemed to have been given upon the earlier of receipt, one business day following delivery to a recognized courier service or three business days following mailing by registered or certified mail.

17.                               GOVERNING LAW.

This Agreement shall be construed and enforced in accordance with the law of the State of Delaware, without giving effect to the conflict of law principles thereof.

18.                               BENEFIT OF AGREEMENT.

Subject to the provisions of the Plan and the other provisions hereof, this Agreement shall be for the benefit of and shall be binding upon the heirs, executors, administrators, successors and assigns of the parties hereto.

19.                               ENTIRE AGREEMENT.

This Agreement, together with the Plan, the Stockholders’ Agreement, the ROFR Agreement and the Employment Agreement, embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof.  No statement, representation, warranty, covenant or agreement not expressly set forth in this Agreement shall affect or be used to interpret, change or restrict, the express terms and provisions of this Agreement, provided, however, in any event, this Agreement shall be subject to and governed by the Plan.

20.                               MODIFICATIONS AND AMENDMENTS.

The terms and provisions of this Agreement may be modified or amended as provided in the Plan.

21.                               WAIVERS AND CONSENTS.

Except as provided in the Plan, the terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions.  No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar.  Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

22.                               DATA PRIVACY.

By entering into this Agreement, the Participant:  (i) authorizes the Company and each Affiliate, and any agent of the Company or any Affiliate administering the Plan or providing

Plan record keeping services, to disclose to the Company or any of its Affiliates such information and data as the Company or any such Affiliate shall request in order to facilitate the grant of options and the administration of the Plan; (ii) waives any data privacy rights he or she may have with respect to such information; and (iii) authorizes the Company and each Affiliate to store and transmit such information in electronic form.  The Participant understands that the Company and each Affiliate (the “Data Holder”) hold certain personal information (“Data”) in connection with the Plan.  The Participant further understands that recipients of Data may be located in the European Economic Area or elsewhere, such as the United States.  The Participant authorizes recipients (including the Data Holder) to receive, possess, use and transfer the Data (including any requisite transfer to a broker or other third party) as may be required for the administration of the Plan and/or the subsequent holding of shares on his behalf, in electronic or other form, for the purposes of administering the Plan.  The Participant understands that withdrawing of consent may affect his ability to participate in the Plan.

23.                               CONSENT OF SPOUSE.

If the Participant is married as of the Effective Date, the Participant’s spouse shall execute a Consent of Spouse in the form of Exhibit B hereto, effective as of the date hereof.  Such consent shall not be deemed to confer or convey to the spouse any rights in the Shares that do not otherwise exist by operation of law or the agreement of the parties.  If the Participant marries or remarries subsequent to the date hereof, the Participant shall, not later than 60 days thereafter, obtain his or her new spouse’s acknowledgement of and consent to the existence and binding effect of Section 12.2 of this Agreement by such spouse’s executing and delivering a Consent of Spouse in the form of Exhibit B.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Participant has hereunto set his or her hand, all as of the day and year first above written.

STEMLINE THERAPEUTICS, INC.

By:
	Name:	Ivan Bergstein, M.D.
	Title:	President and Chief Executive Officer

Eric Rowinsky, M.D.

Exhibit A

NOTICE OF EXERCISE OF INCENTIVE STOCK OPTION

[Form for Unregistered Shares]

To:          STEMLINE THERAPEUTICS, INC.

Ladies and Gentlemen:

I hereby exercise my Incentive Stock Option to purchase                 shares (the “Shares”) of the common stock, $0.0001 par value, of STEMLINE THERAPEUTICS, INC. (the “Company”), at the exercise price of $[            ] per share, pursuant to and subject to the terms of that certain Incentive Stock Option Agreement between the undersigned and the Company dated November [       ], 2011.

I am aware that the Shares have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or any state securities laws.  I understand that the reliance by the Company on exemptions under the 1933 Act is predicated in part upon the truth and accuracy of the statements by me in this Notice of Exercise.

I hereby represent and warrant that (1) I have been furnished with all information which I deem necessary to evaluate the merits and risks of the purchase of the Shares; (2) I have had the opportunity to ask questions concerning the Shares and the Company and all questions posed have been answered to my satisfaction; (3) I have been given the opportunity to obtain any additional information I deem necessary to verify the accuracy of any information obtained concerning the Shares and the Company; and (4) I have such knowledge and experience in financial and business matters that I am able to evaluate the merits and risks of purchasing the Shares and to make an informed investment decision relating thereto.

I hereby represent and warrant that I am purchasing the Shares for my own personal account for investment and not with a view to the sale or distribution of all or any part of the Shares.

I understand that because the Shares have not been registered under the 1933 Act, I must continue to bear the economic risk of the investment for an indefinite time and the Shares cannot be sold unless the Shares are subsequently registered under applicable federal and state securities laws or an exemption from such registration requirements is available.

I agree that I will in no event sell or distribute or otherwise dispose of all or any part of the Shares unless (1) there is an effective registration statement under the 1933 Act and applicable state securities laws covering any such transaction involving the Shares or (2) the Company receives an opinion of my legal counsel (concurred in by legal counsel for the

Company) stating that such transaction is exempt from registration or the Company otherwise satisfies itself that such transaction is exempt from registration.

I consent to the placing of a legend on my certificate for the Shares stating that the Shares have not been registered and setting forth the restriction on transfer contemplated hereby and to the placing of a stop transfer order on the books of the Company and with any transfer agents against the Shares until the Shares may be legally resold or distributed without restriction.

I understand that at the present time Rule 144 of the Securities and Exchange Commission (the “SEC”) may not be relied on for the resale or distribution of the Shares by me.  I understand that the Company has no obligation to me to register the sale of the Shares with the SEC and has not represented to me that it will register the sale of the Shares.

I understand the terms and restrictions imposed on the Shares set forth in the Amended and Restated 2004 Employee, Director and Consultant Stock Plan, the Incentive Stock Option Agreement, the Third Amended and Restated Stockholders’ Agreement dated March 16, 2010 by and among the Company and the stockholders named therein and the Amended and Restated Right of First Refusal and Co-Sale Agreement dated March 16, 2010 by and among the Company and the stockholders named therein, each of which I have carefully reviewed.  I consent to the placing of a legend on my certificate for the Shares referring to such restrictions and the placing of stop transfer orders until the Shares may be transferred in accordance with the terms of such restrictions.

I have considered the federal, state and local income tax implications of the exercise of my Option and the purchase and subsequent sale of the Shares.

I am paying the option exercise price for the Shares as follows:

Please issue the stock certificate for the Shares (check one):

☐ to me; or

☐ to me and                                 , as joint tenants with right of survivorship

and mail the certificate to me at the following address:

My mailing address for shareholder communications, if different from the address listed above is:

Very truly yours,

Participant (signature)

Print Name

Date

Social Security Number

Exhibit A

[Form for Registered Shares]

NOTICE OF EXERCISE OF INCENTIVE STOCK OPTION

TO:         STEMLINE THERAPEUTICS, INC.

IMPORTANT NOTICE:  This form of Notice of Exercise may only be used at such time as the Company has filed a Registration Statement with the Securities and Exchange Commission under which the issuance of the Shares for which this exercise is being made is registered and such Registration Statement remains effective.

Ladies and Gentlemen:

I hereby exercise my Incentive Stock Option to purchase                     shares (the “Shares”) of the common stock, $0.0001 par value, of STEMLINE THERAPEUTICS, INC. (the “Company”), at the exercise price of $[            ] per share, pursuant to and subject to the terms of that certain Incentive Stock Option Agreement between the undersigned and the Company dated November [      ], 2011.

I understand the nature of the investment I am making and the financial risks thereof.  I am aware that it is my responsibility to have consulted with competent tax and legal advisors about the relevant national, state and local income tax and securities laws affecting the exercise of the Option and the purchase and subsequent sale of the Shares.

I am paying the option exercise price for the Shares as follows:

Please issue the Shares (check one):

☐ to me; or

☐ to me and                                                           , as joint tenants with right of survivorship,

at the following address:

My mailing address for shareholder communications, if different from the address listed above, is:

Very truly yours,

Participant (signature)

Print Name

Date

Social Security Number

Exhibit B

CONSENT OF SPOUSE

I,                                                        , spouse of                                                            , acknowledge that I have read the Incentive Stock Option Agreement dated as of November [      ], 2011 (the “Agreement”) to which this Consent is attached as Exhibit B and that I know its contents.  Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Agreement.  I am aware that by its provisions the Shares granted to my spouse pursuant to the Agreement are subject to a right of repurchase in favor of STEMLINE THERAPEUTICS, INC. (the “Company”) and that, accordingly, the Company has the right to repurchase up to all of the Shares of which I may become possessed as a result of a gift from my spouse or a court decree and/or any property settlement in any domestic litigation.

I hereby agree that my interest, if any, in the Shares subject to the Agreement shall be irrevocably bound by the Agreement and further understand and agree that any community property interest I may have in the Shares shall be similarly bound by the Agreement.

I agree to the repurchase right described in Section 12.2 of the Agreement and I hereby consent to the repurchase of the Shares by the Company and the sale of the Shares by my spouse or my spouse’s legal representative in accordance with the provisions of the Agreement.  Further, as part of the consideration for the Agreement, I agree that at my death, if I have not disposed of any interest of mine in the Shares by an outright bequest of the Shares to my spouse, then the Company shall have the same rights against my legal representative to exercise its rights of repurchase with respect to any interest of mine in the Shares as it would have had pursuant to the Agreement if I had acquired the Shares pursuant to a court decree in domestic litigation.

I AM AWARE THAT THE LEGAL, FINANCIAL AND RELATED MATTERS CONTAINED IN THE AGREEMENT ARE COMPLEX AND THAT I AM FREE TO SEEK INDEPENDENT PROFESSIONAL GUIDANCE OR COUNSEL WITH RESPECT TO THIS CONSENT.  I HAVE EITHER SOUGHT SUCH GUIDANCE OR COUNSEL OR DETERMINED AFTER REVIEWING THE AGREEMENT CAREFULLY THAT I WILL WAIVE SUCH RIGHT.

Dated as of the               day of                                , 201     .

Print name:

Attachment II

AMENDED AND RESTATED 2004 EMPLOYEE, DIRECTOR AND CONSULTANT STOCK PLAN

EXHIBIT E

RELEASE

This RELEASE (this “Release”), dated as of                       , 20     , is by and between Stemline Therapeutics, Inc., a Delaware corporation (the “Company”), and Eric Rowinsky, M.D. (“Executive”).

WHEREAS, the Company and Executive previously entered into an employment agreement dated November       , 2011 (the “Employment Agreement”); and

WHEREAS, Executive’s employment with the Company has terminated effective                                   , 20    ;

NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein and in the Employment Agreement, the Company and Executive agree as follows:

1.             Executive, on his own behalf and on behalf of his heirs, estate and beneficiaries, does hereby release the Company and its parent companies, any of its and their subsidiaries and affiliates, and each past or present officer, director, agent, employee, shareholder, representative, insurer, successor and assign of any such entities, from any and all claims made, to be made, or which might have been made of whatever nature, whether known or unknown, from the beginning of time, including those that arose as a consequence of his employment with the Company, or arising out of the severance of such employment relationship, or arising out of any act committed or omitted during or after the existence of such employment relationship, all up through and including the date on which this Release is executed, including, but not limited to, those which were, could have been or could be the subject of an administrative or judicial proceeding filed by Executive or on his behalf under federal, state or local law, whether by statute, regulation, in contract or tort, and including, but not limited to, every claim for front pay, back pay, wages, bonus, fringe benefit, any form of discrimination (including but not limited to, every claim of race, color, sex, religion, national origin, disability or age discrimination or any allegation, claim or violation, arising under the Civil Rights Act of 1866; the Age Discrimination in Employment Act (including the Older Workers Benefit Protection Act); the Americans with Disabilities Act; the Family and Medical Leave Act, the Civil Rights Act of 1964, Title VII, as amended; the Civil Rights Act of 1991; the Employee Retirement Income Security Act of 1974, as amended; the Equal Pay Act; the Worker Adjustment and Retraining Notification Act; any applicable Executive Order Programs; the Fair Labor Standards Act; or their state or local counterparts; or under any other federal, state or local civil or human rights law, or any other federal, state or local law relating to employment or discrimination in employment, or otherwise), wrongful termination, emotional distress, pain and suffering, breach of contract, compensatory or punitive damages, interest, attorney’s fees, reinstatement or reemployment.  If any arbitrator or court rules that such waiver of rights to file, or have filed on his behalf, any administrative or judicial charges or complaints is ineffective, Executive agrees not to seek or accept any money damages or any other relief upon the filing of any such administrative or judicial charges or complaints.  Executive relinquishes any right to future employment with the Company and the Company shall have the right to refuse to re-employ Executive, in each case without liability of Executive or the Company.  Executive acknowledges and agrees that even though claims and facts in addition to those now known or believed by him to exist may subsequently be discovered, it is his intention to hereby fully settle and release all claims he may have against the Company and the persons and entities described above, whether known, unknown or suspected.  Executive does not waive his right to file a charge with the Equal Employment Opportunity Commission (“EEOC”) or participate in an investigation conducted by the EEOC; provided, however, Executive expressly waives his right to monetary or other relief should any administrative agency, including but not limited to the EEOC, pursue any claim on Executive’s behalf.  The released parties described in this Paragraph 1 are intended third-party beneficiaries of this Release, and this Release may be enforced by each of them in accordance with the terms hereof in respect of the rights granted to such released parties hereunder.

2.             The Company and Executive acknowledge and agree that the release contained in Paragraph 1 does not, and shall not be construed to, release or limit the scope of any existing obligation of the Company and/or any of its subsidiaries or affiliates (i) to indemnify Executive for his acts as an officer or director of Company in accordance with the certificate of incorporation and/or bylaws of the Company or the law (ii) to Executive and his eligible, participating dependents or beneficiaries under any existing group welfare (excluding severance), equity, or retirement plan of the Company in which Executive and/or such dependents are participants or (iii) with respect to payments required to be made under Section 8 of the Employment Agreement.

3.             Executive acknowledges that he has been provided at least 21 days to review this Release and has been advised to review it with an attorney of his choice.  In the event Executive elects to sign this Release prior to this 21-day period, he agrees that it is a knowing and voluntary waiver of his right to wait the full 21 days.  Executive further understand that he has 7 days after the signing hereof to revoke it by so notifying the Company in writing, such notice to be received by the Board of Directors of the Company within the 7-day period.  Executive further acknowledges that he has carefully read this Release, knows and understands its contents and its binding legal effect.  Executive acknowledges that by signing this Release, he does so of his own free will and act and that it is his intention that he be legally bound by its terms.

EXECUTIVE

Eric Rowinsky, M.D.

Exhibit E-2

EXHIBIT F

PRIOR WORKS

[To be prepared by Executive]